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As filed with the Securities and Exchange Commission on February 27, 2015

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

LifePoint Hospitals, Inc.
(Exact name of registrant as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANTS

Delaware (State or other jurisdiction of incorporation or organization)	8062 (Primary Standard Industrial Classification Code Number)	20-1538254 (I.R.S. Employer Identification Number)

330 Seven Springs Way
Brentwood, Tennessee 37027
(615) 920-7000
(Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

Paul D. Gilbert, Esq.
LifePoint Hospitals, Inc.
Executive Vice President and Chief Legal Officer
330 Seven Springs Way
Brentwood, Tennessee 37027
Telephone: (615) 920-7000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:
Michelle B. Rutta, Esq.
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Telephone: (212) 819-8200

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

                     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

                     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

                     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

                     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

                     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☒

                     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

                     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act:

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be registered/Proposed maximum offering price per unit/Proposed maximum aggregate offering price(1)	Amount of registration fee(2)

Debt Securities

Guarantees of Debt Securities(3)

Common Stock, $0.01 par value, including related preferred stock purchase rights(4)

Preferred Stock, $0.01 par value

Warrants

(1)
An indeterminate amount of securities is being registered as may from time to time be issued at indeterminate prices. Separate consideration may or may not be received for securities that are issuable upon conversion of, or in exchange for, or upon exercise of, convertible or exchangeable securities.

(2)
In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of the registration fee.

(3)
Guarantees of the payment of principal and interest on the Debt Securities may be provided by the subsidiaries of the registrant named below under "Additional Subsidiary Guarantor Registrants." No separate consideration will be received for such guarantees and, pursuant to Rule 457(n) of the Securities Act of 1933, no separate registration fee is payable for such guarantees.

(4)
The shares of common stock being registered hereunder include the right to purchase series A junior participating preferred stock (the "Series A Preferred Stock"), which are attached to all shares of common stock pursuant to the Amended and Restated Rights Agreement, dated February 25, 2009, by and between the registrant and American Stock Transfer & Trust Company, LLC, as rights agent. Until the occurrence of certain prescribed events, none of which have occurred as of the date hereof, the Series A Preferred Stock will not be exercisable or evidenced separately from the common stock.

Table of Additional Registrant Guarantors

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Acquisition Bell Hospital, LLC	Michigan	80-0935981	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
America Management Companies, LLC	Delaware	62-1763639	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Crockett, LLC	Delaware	62-1763656	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Hillside, LLC	Delaware	62-1763652	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Livingston, LLC	Delaware	62-1763651	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Logan, LLC	Delaware	62-1763649	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Southern Tennessee, LLC	Delaware	62-1763648	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Trinity, LLC	Delaware	62-1763642	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Andalusia Physician Practices, LLC	Delaware	20-8016585	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Ashland Physician Services, LLC	Delaware	75-3165439	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Ashley Valley Medical Center, LLC	Delaware	62-1762532	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Ashley Valley Physician Practice, LLC	Delaware	62-1762570	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Athens Physicians Practice, LLC	Delaware	62-1867833	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Athens Regional Medical Center, LLC	Delaware	62-1866028	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Athens Surgery Center Partner, LLC	Delaware	45-519955	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Barrow Medical Center, LLC	Delaware	62-1762529	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bartow General Partner, LLC	Delaware	20-0526928	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bartow Healthcare System, Ltd.	Florida	62-1644567	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bartow Memorial Limited Partner, LLC	Delaware	52-2199107	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bell JV, LLC	Delaware	46-4457457	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bell Physician Practices, Inc.	Michigan	80-0936558	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bolivar Physician Practices, LLC	Delaware	26-3042884	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bourbon Community Hospital, LLC	Delaware	62-1757924	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bourbon Physician Practice, LLC	Delaware	62-1824637	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Brim Hospitals, Inc.	Oregon	93-0880990	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Buffalo Trace Radiation Oncology Associates, LLC	Kentucky	61-1303441	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Care Health Company, Inc.	Washington	93-1568998	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Castleview Hospital, LLC	Delaware	62-1762357	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Castleview Medical, LLC	Delaware	62-1769739	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Castleview Physician Practice, LLC	Delaware	62-1762573	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clark Regional Physician Practices, LLC	Delaware	45-5484391	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Professional Physician Services, LLC	Delaware	20-8484894	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Valley Medical Center, Inc.	Virginia	54-1058953	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Valley Physicians Associates, LLC	Virginia	34-2051378	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Valley Pulmonology, LLC	Virginia	20-0467493	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Valley Urology, LLC	Virginia	20-0376229	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Colorado Plains Physician Practices, LLC	Delaware	20-3730510	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Community Hospital of Andalusia, Inc.	Alabama	62-1081822	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Community Medical, LLC	Delaware	62-1779016	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Community-Based Services, LLC	Delaware	26-3341700	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Crockett Hospital, LLC	Delaware	62-1762364	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Crockett PHO, LLC	Delaware	62-1824633	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Danville Diagnostic Imaging Center, LLC	Delaware	20-2999605	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Danville Physician Practices, LLC	Delaware	20-2999870	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Danville Regional Medical Center, LLC	Delaware	20-2028539	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Danville Regional Medical Center School of Health Professions, LLC	Delaware	20-3011031	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner, LLC	Delaware	26-2708085	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner Conemaugh, LLC	Delaware	47-1854798	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner Marquette, LLC	Delaware	90-0869753	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner MedWest, LLC	Delaware	46-5007044	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner Twin County, LLC	Delaware	45-3027649	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner Wilson Rutherford, LLC	Delaware	46-4996175	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Dodge City Healthcare Group, LLC	Kansas	61-1275266	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Dodge City Healthcare Partner, Inc.	Kansas	61-1274535	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Fauquier Partner, LLC	Delaware	80-0938666	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Georgetown Community Hospital, LLC	Delaware	62-1757921	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Georgetown Rehabilitation, LLC	Delaware	62-1763818	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Guyan Valley Hospital, LLC	Delaware	05-0539350	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Halstead Hospital, LLC	Delaware	62-1754937	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HCK Logan Memorial, LLC	Delaware	62-1766919	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HDP Andalusia, LLC	Delaware	62-1765720	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HDP Georgetown, LLC	Delaware	62-1765716	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Hillside Hospital, LLC	Delaware	62-1762382	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Historic LifePoint Hospitals, Inc.	Delaware	52-2165845	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HRMC, LLC	Delaware	75-3143244	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HSC Manager, LLC	Delaware	27-1974414	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HSCGP, LLC	Delaware	62-1779575	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HST Physician Practice, LLC	Delaware	62-1762577	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HTI Georgetown, LLC	Delaware	62-1773817	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
HTI PineLake, LLC	Delaware	62-1773816	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Integrated Physician Services, LLC	Delaware	62-1762579	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kansas Healthcare Management Company, Inc.	Kansas	74-2849927	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kansas Healthcare Management Services, LLC	Kansas	74-2849929	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kentucky Hospital, LLC	Delaware	62-1772321	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kentucky Medserv, LLC	Delaware	62-1772269	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kentucky MSO, LLC	Delaware	62-1763638	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kentucky Physician Services, Inc.	Kentucky	62-1752492	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lake Cumberland Cardiology Associates, LLC	Delaware	27-0710002	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lake Cumberland Physician Practices, LLC	Delaware	20-8016687	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lake Cumberland Regional Hospital, LLC	Delaware	62-1757920	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lake Cumberland Regional Physician Hospital Organization, LLC	Delaware	52-2183772	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lakeland Community Hospital, LLC	Delaware	30-0109979	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lakeland Physician Practices, LLC	Delaware	43-1978905	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Lamar Surgery Center, LP	Delaware	27-0070041	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lander Valley Physician Practices, LLC	Delaware	20-0186252	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Las Cruces Cardiology Group, LLC	Delaware	47-1054850	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Las Cruces Endoscopy Partner, LLC	Delaware	80-0716842	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Las Cruces Physician Practices, LLC	Delaware	20-4736578	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LCMC MRI, LLC	Delaware	20-4807861	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LCMC PET, LLC	Delaware	20-4807946	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LHSC, LLC	Delaware	62-1778111	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Acquisition Corp.	Delaware	20-3140257	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Asset Management Company, Inc.	Delaware	75-2972602	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Billing Services, LLC	Delaware	62-1763641	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Corporate Services, General Partnership	Delaware	62-1779581	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint CSLP, LLC	Delaware	62-1779574	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Holdings 2, LLC	Delaware	62-1778733	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
LifePoint Hospitals Holdings, Inc.	Delaware	52-2167869	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Medical Group—Hillside, Inc.	Tennessee	62-1720394	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint of GAGP, LLC	Delaware	62-1778160	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint of Georgia, Limited Partnership	Delaware	62-1778162	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint of Kentucky, LLC	Delaware	62-1778730	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint of Lake Cumberland, LLC	Delaware	62-1828844	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint PSO, LLC	Delaware	47-2393318	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint RC, Inc.	Delaware	62-1761942	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint VA Holdings, Inc.	Delaware	20-3140383	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint WV Holdings, Inc.	Delaware	20-3140329	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Livingston Regional Hospital, LLC	Delaware	62-1762419	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Logan General Hospital, LLC	Delaware	05-0539357	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Logan Healthcare Partner, LLC	Delaware	20-0086245	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Logan Medical, LLC	Delaware	62-1772319	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Logan Memorial Hospital, LLC	Delaware	62-1757917	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Logan Physician Practice, LLC	Delaware	62-1824635	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Los Alamos Physician Practices, LLC	Delaware	20-4206739	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Martinsville Physician Practices, LLC	Delaware	20-4277914	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Meadowview Physician Practice, LLC	Delaware	62-1762581	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Meadowview Regional Medical Center, LLC	Delaware	62-1757929	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Meadowview Rights, LLC	Delaware	62-1766337	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC	Virginia	20-3217713	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Memorial Prompt Care, LLC	Delaware	45-4282042	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Mercy Physician Practices, LLC	Delaware	20-8620112	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Mexia Principal Healthcare Limited Partnership	Texas	62-1692446	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Mexia-Principal, Inc.	Texas	62-1691355	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Minden Physician Practices, LLC	Delaware	27-0151827	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Nason Medical Center, LLC	Delaware	47-2546387	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Nason Physician Practices, LLC	Delaware	47-2553258	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Northeastern Nevada Physician Practices, LLC	Delaware	26-3632448	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Northwest Medical Center-Winfield, LLC	Delaware	30-0109981	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Norton Partner, LLC	Delaware	90-0870496	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
NWMC-Winfield Anesthesia Physicians, LLC	Delaware	45-3961524	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
NWMC-Winfield Hospitalist Physicians, LLC	Delaware	45-3961618	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
NWMC-Winfield Physician Practices, LLC	Delaware	43-1978895	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
OmniPoint Surgical Associates, LLC	Delaware	62-1763655	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Opelousas Imaging Center Partner, LLC	Delaware	20-2882362	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Opelousas PET/CT Imaging Center, LLC	Delaware	20-2882466	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Orthopedics of Southwest Virginia, LLC	Virginia	20-1681827	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Palestine-Principal G.P., Inc.	Texas	62-1742220	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Palestine Principal Healthcare Limited Partnership	Texas	74-2791525	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Ashland, L.P.	Pennsylvania	62-1852338	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
PHC-Aviation, Inc.	Tennessee	01-0553855	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Belle Glade, Inc.	Florida	62-1769465	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Charlestown, L.P.	Indiana	62-1867863	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Cleveland, Inc.	Mississippi	62-1812558	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Doctors' Hospital, Inc.	Louisiana	62-1779010	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Elko, Inc.	Nevada	62-1740235	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Fort Mohave, Inc.	Arizona	32-0063628	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Fort Morgan, Inc.	Colorado	27-0113173	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC Hospitals, LLC	Delaware	62-1868383	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Indiana, Inc.	Indiana	62-1868157	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Knox, Inc.	Nevada	62-1769067	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Lake Havasu, Inc.	Arizona	62-1735358	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Lakewood, Inc.	Louisiana	62-1864994	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Las Cruces, Inc.	New Mexico	27-0085482	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
PHC-Los Alamos, Inc.	New Mexico	03-0390794	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Louisiana, Inc.	Louisiana	62-1779009	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Martinsville, Inc.	Virginia	04-3597974	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Minden G.P., Inc.	Louisiana	62-1789341	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Minden, L.P.	Louisiana	62-1789340	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Morgan City, L.P.	Louisiana	62-1865278	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Morgan Lake, Inc.	Louisiana	62-1870304	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Opelousas, L.P.	Louisiana	62-1779008	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Palestine, Inc.	Nevada	62-1751489	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Selma, LLC	Delaware	27-5437722	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Tennessee, Inc.	Tennessee	62-1780282	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Piedmont Partner, LLC	Delaware	47-2592255	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PineLake Physician Practice, LLC	Delaware	62-1762582	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PineLake Regional Hospital, LLC	Delaware	62-1757927	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Poitras Practice, LLC	Delaware	62-1762586	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Portage Partner, LLC	Delaware	32-0414331	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PRHC-Alabama, LLC	Delaware	62-1867696	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PRHC-Ennis G.P., Inc.	Texas	62-1789403	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PRHC-Ennis, L.P.	Texas	62-1789402	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Principal Hospital Company of Nevada, Inc.	Nevada	62-1691358	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Principal Knox, L.L.C.	Delaware	62-1763056	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Principal Knox, L.P.	Delaware	62-1763056	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Principal-Needles, Inc.	Tennessee	62-1694530	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Province Healthcare Company	Delaware	62-1710772	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Putnam Ambulatory Surgery Center, LLC	Delaware	20-2082396	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Putnam Community Medical Center, LLC	Delaware	62-1818453	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Putnam Physician Practices, LLC	Delaware	26-3042979	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
R. Kendall Brown Practice, LLC	Delaware	62-1762590	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Raleigh General Hospital, LLC	West Virginia	55-0261260	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
River Parishes Holdings, LLC	Delaware	20-2468681	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
River Parishes Hospital, LLC	Delaware	20-0959379	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
River Parishes Partner, LLC	Delaware	20-2502853	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
River Parishes Physician Practices, LLC	Delaware	20-1227403	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Riverton Memorial Hospital, LLC	Delaware	62-1762468	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Riverton Oncology Practice, LLC	Delaware	26-3839861	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Riverton Physician Practices, LLC	Delaware	62-1763635	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Riverview Medical Center, LLC	Delaware	62-1762469	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Riverview Physician Practices, LLC	Delaware	45-3853399	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Russellville Hospital, LLC	Delaware	03-0464224	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Russellville Physician Practices, LLC	Delaware	20-0454003	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Select Healthcare, LLC	Delaware	62-1763632	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Selma Diagnostic Imaging, LLC	Delaware	27-5437945	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Siletchnik Practice, LLC	Delaware	62-1762275	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Smith County Memorial Hospital, LLC	Delaware	62-1762490	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Somerset Surgery Partner, LLC	Delaware	62-1864098	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Southern Tennessee EMS, LLC	Delaware	62-1763622	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Southern Tennessee Medical Center, LLC	Delaware	62-1762535	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Southern Tennessee PHO, LLC	Delaware	62-1824632	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Spring View Hospital, LLC	Delaware	20-0155414	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Spring View Physician Practices, LLC	Delaware	20-4302480	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Springhill Medical Center, LLC	Delaware	62-1754936	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
SST Community Health, L.L.C.	Tennessee	62-1835614	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Starke Physician Practices, LLC	Delaware	20-8724378	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Sumner Physician Practices, LLC	Delaware	27-2618964	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Sumner Real Estate Holdings, LLC	Delaware	27-2618993	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Sumner Regional Medical Center, LLC	Delaware	27-2618766	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Texas Specialty Physicians	Texas	26-2477205	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
The MRI Center of Northwest Alabama, LLC	Delaware	20-2082277	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
THM Physician Practice, LLC	Delaware	62-1762591	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Trousdale Medical Center, LLC	Delaware	27-2618876	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Trousdale Physician Practices, LLC	Delaware	45-3853454	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Two Rivers Physician Practices, LLC	Delaware	36-4796940	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Valley View Physician Practices, LLC	Delaware	26-4227573	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Vaughan Physician Practices, LLC	Delaware	20-5831435	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Ville Platte Medical Center, LLC	Delaware	62-1868757	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
West Virginia Management Services Organization, Inc.	West Virginia	62-1630580	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Western Plains Physician Practices, LLC	Delaware	20-8179824	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Western Plains Regional Hospital, LLC	Delaware	62-1762592	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Woodford Hospital, LLC	Delaware	52-2260534	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Woods Memorial Hospital, LLC	Delaware	45-5368120	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Wythe County Community Hospital, LLC	Delaware	20-2468795	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Wythe County Physician Practices, LLC	Delaware	20-3230510	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Zone, Incorporated	West Virginia	62-1698438	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

LIFEPOINT HOSPITALS, INC.

Debt Securities
Guarantees of Debt Securities
Common Stock
Preferred Stock
Warrants

              We may offer from time to time

  •
  debt securities, which may be senior or subordinated and which may be convertible into shares of our common stock or other debt securities,

  •
  guarantees, if any, of our obligations under any debt securities, which may be given by one or more of our subsidiaries,

  •
  shares of our common stock, par value $0.01 per share,

  •
  shares of our preferred stock, par value $0.01 per share, or

  •
  warrants to purchase any of the other securities that may be sold under this prospectus.

              We will provide specific terms of any offering in supplements to this prospectus. The securities may be offered separately or together in any combination and as separate series. You should read this prospectus and any prospectus supplement, as well as the documents incorporated or deemed to be incorporated by reference in this prospectus, carefully before you invest.

              Our common stock is listed on the Nasdaq Global Select Market under the symbol "LPNT."

              The mailing address of our principal executive office is 330 Seven Springs Way, Brentwood, TN 37027. Our telephone number is (615) 920-7000.

              Investing in these securities involves risks. You should carefully review the information under the heading "Risk Factors" on page 3 regarding information included and incorporated by reference in this prospectus and the applicable prospectus supplement.

              Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

              We may sell these securities on a continuous or delayed basis directly, through agents, dealers or underwriters as designated from time to time, or through a combination of these methods. We reserve the sole right to accept, and together with any agents, dealers and underwriters reserve the right to reject, in whole or in part, any proposed purchase of securities to be made directly or through agents, dealers or underwriters. If any agents, dealers or underwriters are involved in the sale of any securities, the relevant prospectus supplement will set forth any applicable commissions or discounts. The price to the public and our net proceeds from the sale of such securities also will be set forth in the relevant prospectus supplement.

The date of this prospectus is February 27, 2015.

i

ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the "SEC") as a "well-known seasoned issuer" as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") utilizing a "shelf" registration process. Under this shelf process, we may sell, at any time and from time to time, the securities described in this prospectus. For further information about our business and the securities, you should refer to the registration statement and its exhibits. The exhibits to our registration statement contain the full text of certain contracts and other important documents we have summarized in this prospectus. Since these summaries may not contain all the information you may find important in deciding whether to purchase the securities we offer, you should review the full text of these documents. The registration statement and the exhibits can be obtained from the SEC as indicated under the heading "Where You Can Find More Information."

              This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both the prospectus and any prospectus supplement together with the additional information described under the heading "Where You Can Find More Information."

              We have not authorized any person to give any information or to make any representation in connection with this offering other than those contained or incorporated by reference in this prospectus, and, if given or made, the information or representation must not be relied upon as having been authorized by us. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy by anyone in any jurisdiction in which the offer or solicitation is not authorized, or in which the person is not qualified to do so or to any person to whom it is unlawful to make the offer or solicitation. Neither the delivery of this prospectus nor any sale under this prospectus shall, under any circumstances, create any implication that there has been no change in our affairs since the date of this prospectus, that the information contained in this prospectus is correct as of any time subsequent to its date, or that any information incorporated by reference in this prospectus is correct as of any time subsequent to its date.

              Unless otherwise stated or the context requires otherwise, references to "LifePoint," "we," "us," "our" and the "Company" refer to LifePoint Hospitals, Inc. and its subsidiaries.

FORWARD-LOOKING STATEMENTS

              We make forward-looking statements in this prospectus, other reports and in statements we file with the SEC and/or release to the public. In addition, our senior management makes forward-looking statements orally to analysts, investors, the media and others. Broadly speaking, forward-looking statements include:

  •
  projections of our revenues, net income, earnings per share, capital expenditures, cash flows, debt repayments, interest rates, operating statistics and data or other financial items;

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  efforts to reduce the cost of providing healthcare while increasing quality;

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  descriptions of plans or objectives of our management for future operations, services or growth plans including acquisitions, divestitures, business strategies, core strategies and other initiatives, including our relationship with Duke University Health System, Inc. ("Duke") through Duke LifePoint Healthcare, a joint venture between LifePoint and a wholly-controlled affiliate of Duke;

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  interpretations of Medicare and Medicaid laws and regulations and their effect on our business; and

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  descriptions of assumptions underlying or relating to any of the foregoing.

In this prospectus and the documents incorporated by reference herein, for example, we make forward-looking statements, including statements discussing our expectations about:

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  future financial performance and condition;

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  future liquidity and capital resources;

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  future cash flows;

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  existing debt;

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  changes in depreciation and amortization expenses;

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  our business strategy and operating philosophy;

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  effects of competition in a hospital's market;

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  costs of providing care to our patients;

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  our compliance with new and existing laws and regulations as well as costs and benefits associated with compliance;

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  the impact of national healthcare reform;

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  other income from electronic health records ("EHR");

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  anticipated capital expenditures, including routine projects, investments in information systems and capital projects related to recent acquisitions and the expectation that capital commitments could be a significant component of future acquisitions;

  •
  timeframes for completion of capital projects;

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  implementation of supply chain management and revenue cycle functions;

  •
  the impact of accounting methodologies;

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  industry and general economic trends;

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  patient shifts to lower cost healthcare plans which generally provide lower reimbursement;

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  reimbursement changes, including policy considerations and changes resulting from state budgetary restrictions;

  •
  the amount of reimbursement payments under the New Mexico state program;

  •
  patient volumes and related revenues;

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  claims and legal actions relating to professional liabilities, governmental investigations and voluntary self-disclosures; and

  •
  physician recruiting and retention.

              Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements often include words such as "can," "could," "may," "should," "believe," "will," "would," "expect," "project," "estimate," "seek," "anticipate," "intend," "target," "continue," "predict" or similar expressions. You should not unduly rely on forward-looking statements, which give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made. We operate in a continually changing business environment, and new risk factors emerge from time to time. We cannot predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied by any forward-looking statement. We do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

              There are several factors, some beyond our control that could cause results to differ significantly from our expectations. Some of these factors are described in more detail in the section captioned "Risk Factors." Other factors, such as market, operational, liquidity, interest rate and other risks are described elsewhere in this prospectus and the documents incorporated by reference in this prospectus. Any factor described in this prospectus or the documents incorporated by reference could by itself, or together with one or more factors, adversely affect our business, results of operations and/or financial condition. There may be factors not described in this prospectus or the documents incorporated by reference herein that could also cause results to differ from our expectations.

RISK FACTORS

              Investing in our securities involves risks. You should carefully consider the risks described under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014 and the other documents incorporated by reference in this prospectus (which risk factors are incorporated by reference herein), as well as the other information contained or incorporated by reference in this prospectus or in any prospectus supplement hereto before making a decision to invest in our securities. See "Where You Can Find More Information; Incorporation by Reference" below.

              These risks are not the only ones facing us. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially and adversely affect our business operations. Any of these risks could materially and adversely affect our business, financial condition or results of operations. In such cases, you may lose all or part of your investment.

OUR COMPANY

              We operate general acute care hospitals primarily in non-urban communities in the United States. At December 31, 2014, on a consolidated basis, we operated 67 hospital campuses in 21 states, having a total of 8,254 licensed beds. Effective January 1, 2015, we sold Lakeland Community Hospital, Northwest Medical Center and Russellville Hospital located throughout northwest Alabama. Upon completion of this sale, we operated 64 hospital campuses in 21 states, having a total of 8,024 licensed beds. We generate revenues primarily through hospital services offered at our facilities. We generated $4,483.1 million, $3,678.3 million and $3,391.8 million in revenues during the years ended December 31, 2014, 2013 and 2012, respectively.

              Our hospitals typically provide the range of medical and surgical services commonly available in hospitals in non-urban markets. These services include general surgery, internal medicine, obstetrics, emergency room care, radiology, oncology, diagnostic care, coronary care, rehabilitation services, pediatric services, and, in some of our hospitals, specialized services such as open-heart surgery, skilled nursing, psychiatric care and neuro-surgery. In many markets, we also provide outpatient services such as same-day surgery, laboratory, x-ray, respiratory therapy, imaging, sports medicine and lithotripsy. The services provided at any specific hospital depend on factors such as community need for the service, whether physicians necessary to operate the service line safely are members of the medical staff of that hospital, whether the service might be supported by community residents, and any contractual or certificate of need restrictions that exist. Like most hospitals located in non-urban markets, our hospitals do not engage in extensive medical research and medical education programs. However, six of our hospitals have affiliations with medical schools, including the clinical rotation of medical and pharmacy students, and two of our hospitals own and operate schools of nursing and other allied health professions.

              We seek to fulfill our mission of Making Communities Healthier® by striving to (1) improve the quality and types of healthcare services available in our communities; (2) provide physicians with a positive environment in which to practice medicine, with access to necessary equipment and resources; (3) develop and provide a positive work environment for employees; (4) expand each hospital's role as a community asset; and (5) improve each hospital's financial performance. We expect our hospitals to be the place where patients choose to come for care, where physicians want to practice medicine and where employees want to work.

              We derived revenues from the Medicare and Medicaid programs, collectively, of 44.2% and 46.7% during the years ended December 31, 2014 and 2013, respectively. Payments made to our hospitals pursuant to the Medicare and Medicaid programs for services rendered rarely exceed our costs for such services. As a result, we rely largely on payments made by private or commercial payors, together with certain limited services provided to Medicare recipients, to generate an operating profit. The hospital industry continues to endure a period where the costs of providing care are rising faster than reimbursement rates from government or private commercial payors. This places a premium on efficient operation, the ability to reduce or control costs and the need to leverage the benefits of our organization across all of our hospitals.

Corporate Information

              Our principal executive office is located at 330 Seven Springs Way Brentwood, Tennessee, 37027, and our telephone number is (615) 920-7000. Our corporate website address is www.lifepointhospitals.com. Information contained on our website is not a part of, or incorporated by reference in, this prospectus.

 RATIO OF EARNINGS TO FIXED CHARGES

              The following table sets forth our ratio of earnings to fixed charges for the years ended December 31, 2014, 2013, 2012, 2011 and 2010. For the purpose of determining the ratio of earnings to fixed charges, "earnings" consist of earnings (loss) before income tax expense (benefit) plus fixed charges, and "fixed charges" consist of interest expense, including amortization of deferred financing costs, plus the portion of rental expense representative of the interest factor.

	Year Ended December 31,
	2014	2013	2012	2011	2010
Ratio of earnings to fixed charges	2.45x	2.88x	3.08x	3.15x	3.02x

USE OF PROCEEDS

              The use of proceeds from a sale of securities will be described in the prospectus supplement related to the sale of those securities.

DESCRIPTION OF DEBT SECURITIES AND
GUARANTEES OF DEBT SECURITIES

              We may issue debt securities either separately or together with, or upon the conversion of or in exchange for, other securities. We may issue senior debt securities and/or subordinated debt securities. The subordinated debt securities of any series may be our senior subordinated obligations, subordinated obligations, junior subordinated obligations or may have such other ranking as will be described in the relevant prospectus supplement. We may issue any of these types of debt securities in one or more series. Our senior debt securities may be issued from time to time under a senior debt securities indenture. Our subordinated debt securities may be issued from time to time under a subordinated debt securities indenture. The form of indenture relating to our senior debt securities and the executed indenture related to our subordinated debt securities have been filed as exhibits to the registration statement of which this prospectus is a part.

              The applicable prospectus supplement and the form of indenture relating to any particular debt securities offered will describe the specific terms of that series. When evaluating an offering of our debt securities, you also should refer to all provisions of the applicable indenture and the debt securities. When we refer to "LifePoint," "we," "us" or "our" in this section or when we otherwise refer to ourselves in this section, we mean LifePoint Hospitals, Inc., excluding, unless otherwise expressly stated or the context requires, our subsidiaries.

              This section summarizes selected terms of the debt securities that we may offer. If any particular terms of the debt securities described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will supersede the terms described in this prospectus.

General

              We can issue an unlimited amount of debt securities under the indentures. However, certain of our existing or future debt agreements may limit the amount of debt securities we may issue. We can issue debt securities from time to time and in one or more series as determined by us. In addition, we can issue debt securities of any series with terms that differ from the terms of debt securities of any other series, and the terms of particular debt securities within any series may differ from each other, all without the consent of the holders of previously issued series of debt securities.

              A prospectus supplement relating to the series of debt securities being offered will describe the specific terms of that series of debt securities, including, where applicable, the following:

  •
  the title and series designation of the series of debt securities and whether the debt securities of the series will be senior debt securities or subordinated debt securities;

  •
  any limit on the aggregate principal amount of debt securities of the series;

  •
  the price or prices at which the debt securities of the series will be issued;

  •
  whether the debt securities will be guaranteed and the terms of any such guarantees;

  •
  the date or dates on which the principal amount and premium, if any, are payable;

  •
  the interest rate or rates or the method for calculating the interest rate, which may be fixed or variable, at which the debt securities of the series will bear interest, if any, the date or dates from which interest will accrue and the interest payment date on which interest will be payable, subject to our right, if any, to defer or extend an interest payment date and the duration of that deferral or extension;

  •
  the date or dates on which interest, if any, will be payable and the record dates for payment of interest;

  •
  the place or places where the principal and premium, if any, and interest, if any, will be payable and where the debt securities of the series can be surrendered for transfer, conversion or exchange;

  •
  our right, if any, to redeem the debt securities and the terms and conditions upon which the debt securities of the series may be redeemed, in whole or in part;

  •
  any mandatory or optional sinking fund or analogous provisions;

  •
  if the debt securities of the series will be secured, any provisions relating to the security provided;

  •
  whether the debt securities of the series are convertible or exchangeable into other debt or equity securities, and, if so, the terms and conditions upon which such conversion or exchange will be effected;

  •
  whether any portion of the principal amount of the debt securities of the series will be payable upon declaration or acceleration of the maturity thereof pursuant to an event of default;

  •
  provisions relating to the modification, supplement or waiver of any provisions of the indenture relating to the debt securities of the series both with and without the consent of holders of the debt securities of such series;

  •
  whether the debt securities of the series, in whole or any specified part, will be defeasible pursuant to the indenture and the manner in which any election by us to defease the debt securities of the series will be evidenced;

  •
  the events of default pertaining to the debt securities of the series;

  •
  covenants pertaining to the debt securities of the series;

  •
  if other than U.S. dollars, the currency or currencies, including composite currencies, of payment of principal of, premium, if any, and interest, if any, on the debt securities of the series;

  •
  whether the debt securities of the series may be satisfied and discharged and, if so, the terms and conditions for such satisfaction and discharge;

  •
  any terms applicable to debt securities of any series issued at an issue price below their stated principal amount, including the issue price thereof and the rate or rates at which the original issue discount will accrue;

  •
  whether the debt securities of the series are to be issued or delivered (whether at the time of original issuance or at the time of exchange of a temporary security of such series or otherwise), or any installment of principal or any premium or interest is to be payable only, upon receipt of certificates or other documents or satisfaction of other conditions in addition to those specified in the indenture;

  •
  whether the debt securities of the series are to be issued in fully registered form without coupons or are to be issued in the form of one or more global securities in temporary global form or permanent global form;

  •
  whether the debt securities of the series are to be issued in registered or bearer form, the terms and conditions relating to the applicable form, including, but not limited to, tax compliance, registration and transfer procedures and, if in registered form, the denominations in which we will issue the registered securities if other than $1,000 or a multiple thereof and, if in bearer form, the denominations in which we will issue the bearer securities;

  •
  any special United States federal income tax considerations applicable to the debt securities of the series;

  •
  any addition to or change in the covenants set forth in the indenture that apply to the debt securities of the series; and

  •
  any other terms of the debt securities of the series not inconsistent with the provisions of the indenture.

              The prospectus supplement relating to any series of subordinated debt securities being offered also will describe the subordination provisions applicable to that series. In addition, the prospectus supplement relating to a series of subordinated debt securities will describe our rights, if any, to defer payments of interest on the subordinated debt securities by extending the interest payment period.

              Debt securities may be issued at a discount below their principal amount or at a premium above their principal amount. In the event of an acceleration of the maturity of any original issue discount security, the amount payable to the holder upon acceleration will be determined in the manner described in the applicable prospectus supplement.

              The above is not intended to be an exclusive list of the terms that may be applicable to any debt securities and we are not limited in any respect in our ability to issue debt securities with terms different from or in addition to those described above or elsewhere in this prospectus, provided that the terms are not inconsistent with the indenture. Any applicable prospectus supplement also will describe any special provisions for the payment of additional amounts with respect to the debt securities.

Subordination Provisions Relating to Subordinated Debt

              Debt securities may be subject to contractual subordination provisions contained in the subordinated debt securities indenture. These subordination provisions may prohibit us from making payments on the subordinated debt securities in certain circumstances before a defined class of "senior indebtedness" is paid in full or during certain periods when a payment or other default exists with respect to certain senior indebtedness. If we issue subordinated debt securities, the applicable prospectus supplement relating to the subordinated debt securities will include a description of the subordination provisions and the definition of senior indebtedness that apply to the subordinated debt securities.

              If the trustee under the subordinated debt indenture or any holder of the series of subordinated debt securities receives any payment or distribution that is prohibited under the subordination provisions, then the trustee or the holders will have to repay that money to the holders of senior indebtedness.

              Even if the subordination provisions prevent us from making any payment when due on the subordinated debt securities of any series, we will be in default on our obligations under that series if we do not make the payment when due. This means that the trustee under the subordinated debt indenture and the holders of that series can take action against us, but they will not receive any money until the claims of the holders of senior indebtedness have been fully satisfied.

Conversion and Exchange Rights

              The debt securities of a series may be convertible into or exchangeable for certain of our other securities, if at all, according to the terms and conditions described in the applicable prospectus supplement. Such terms will include the conversion or exchange price and any adjustments thereto, the conversion or exchange period, provisions as to whether conversion or exchange will be mandatory, at our option or at the option of the holders of that series of debt securities, and provisions affecting conversion or exchange in the event of the redemption of that series of debt securities.

The Trustees under the Indentures

              A trustee in its individual or any other capacity may become the owner or pledgee of debt securities and may otherwise deal with us or any of our affiliates with the same rights it would have if it were not a trustee. If, however, any trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue to act as trustee or resign.

              The holders of a majority in principal amount of the then outstanding debt securities of a series will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that if an event of default occurs and is continuing, a trustee will be required, in the exercise of its power, to use the degree of care and skill of a prudent person in the conduct of its own affairs. Subject to such provisions, a trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of debt securities, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

Global Securities

              The debt securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with, or on behalf of, a depositary identified in the applicable prospectus supplement. Global securities will be issued in registered form and in either temporary or permanent form. Unless and until it is exchanged for the individual debt securities, a global security may not be transferred except as a whole by the depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor depositary for such series or a nominee of such successor depositary. The specific terms of the depository arrangement will be described in the applicable prospectus supplement.

Subsidiary Guarantees

              Debt securities may be guaranteed by certain of our domestic subsidiaries. The prospectus supplement will describe the terms of any guarantees, including, among other things, the method for determining the identity of the guarantors and the conditions under which guarantees will be added or released. Any guarantees will be joint and several obligations of the guarantors. The obligations of each guarantor under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance or fraudulent transfer under applicable law.

Applicable Law

              The debt securities and the indentures will be governed by and construed in accordance with the laws of the State of New York.

 DESCRIPTION OF CAPITAL STOCK

              The following description of our capital stock is not meant to be complete and is qualified in its entirety by reference to our amended and restated certificate of incorporation and our fifth amended and restated bylaws.

Authorized Capital Stock

              Our authorized capital stock consists of 90,000,000 authorized shares of common stock, par value $0.01 per share, and 10,000,000 authorized shares of preferred stock, of which 90,000 shares are designated as series A junior participating preferred stock, par value $0.01 per share (the "Series A Preferred Stock"). As of December 31, 2014 approximately 66.3 million shares of our common stock were issued with approximately 21.7 million shares held in treasury for a total of approximately 44.6 million shares, net issued and outstanding. The total number of our shares issued and outstanding excludes 3.9 million shares reserved for issuance upon the vesting of restricted stock units or upon the exercise of stock options for outstanding awards granted under our various stockholder-approved stock-based compensation plans as well as 0.3 million shares reserved for issuance upon the exercise of an issued and outstanding warrant.

Common Stock

              Holders of our common stock are entitled to one vote for each share they hold on all matters voted on by our stockholders, and are not entitled to cumulate votes for the election of directors. Subject to any preferences that may be applicable to any outstanding preferred stock, the holders of shares of our common stock are entitled to receive any dividends that may be declared from time to time by our board of directors out of assets or funds legally available to pay dividends. In the event of our liquidation, dissolution or winding up, the holders of shares of our common stock will be entitled to share ratably in all assets remaining after payment of liabilities, subject to the prior distribution rights of holders of shares of our preferred stock, if any are then outstanding.

Preferred Stock

              We may issue up to 10,000,000 shares of preferred stock. Our board of directors will have the authority to issue preferred stock in one or more series and to fix for each series the voting powers, full, limited or none, and the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereon, and the number of shares constituting any series and the designations of the series, without any further vote or action by our stockholders. Because the terms of the preferred stock may be fixed by our board of directors without stockholder action, the preferred stock could be issued quickly with terms calculated to defeat a proposed takeover of our company, or to make the removal of our management more difficult. Under certain circumstances, this could have the effect of decreasing the market price of our common stock.

              In connection with the stockholder rights plan that we adopted, our amended and restated certificate of incorporation provides for the issuance of 90,000 shares of preferred stock designated as the Series A Preferred Stock. As of December 31, 2014, there was no Series A Preferred Stock outstanding. For additional information about the Series A Preferred Stock, see "—Preferred Stock Purchase Rights" below.

Preferred Stock Purchase Rights

              We have entered into an amended and restated stockholder rights agreement with American Stock Transfer & Trust Company, LLC, as rights agent. Pursuant to the rights agreement, each outstanding share of our common stock is accompanied by one preferred stock purchase right. Each right entitles its registered holder to purchase from us one one-thousandth of a share of Series A Preferred Stock at a price of $125 per one one-thousandth of a share, subject to adjustment.

              Each share of Series A Preferred Stock will be entitled, when, as and if declared, to a preferential quarterly dividend payment in an amount equal to the greater of $10 or 1,000 times the aggregate of all dividends declared per share of our common stock. In the event of our liquidation, dissolution or winding up, the holders of Series A Preferred Stock will be entitled to a minimum preferential liquidation payment equal to $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions made per share of our common stock. Each share of Series A Preferred Stock will entitle its holder to 1,000 votes on all matters submitted to a vote of our stockholders. In the event of any consolidation, merger, combination or other transaction in which shares of our common stock are exchanged, each share of Series A Preferred Stock will be entitled to receive 1,000 times the aggregate amount of stock, securities, cash and/or other property (payable in kind) as the case may be, into which or for which each share of our common stock is changed or exchanged. The rights of Series A Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

              Initially, the rights will attach to all our common stock certificates, and no separate rights certificates will be issued. Separate certificates evidencing the rights will be mailed to holders of record of our common stock as of the close of business on the earlier to occur of the tenth day after:

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  a public announcement that a person or group of affiliated or associated persons, which we refer to in this joint proxy statement/prospectus as an acquiring person, has acquired beneficial ownership of 15% or more of our outstanding common stock; or

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  a date as may be determined by action of our board of directors following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of our common stock. Prior to the time that a person would otherwise become an acquiring person, however, our board of directors may determine that this person is not an acquiring person for purposes of the rights agreement.

              The rights agreement provides that, until the rights distribution date (or earlier redemption or expiration of the rights):

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  the rights will be transferred with and only with the certificates of our common stock,

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  common stock certificates issued upon transfer or new issuances of our common stock will contain a notation incorporating the rights agreement by reference, and

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  the surrender for transfer of any certificates for our common stock also will constitute the transfer of the rights associated with the common stock represented by the certificate.

              The rights will not be exercisable until the rights distribution date. The rights will expire on February 25, 2019, unless the expiration date is extended or unless the rights are earlier redeemed or exchanged by us, in each case, as described below.

              If a person or group becomes an acquiring person (with certain limited exceptions), each holder of a right will thereafter have the right to receive, upon exercise, our common stock (or, in certain circumstances, Series A Preferred Stock or other similar securities of ours) having a value equal to two times the exercise price of the right. Notwithstanding any of the foregoing, following the time that a person or group becomes an acquiring person, all rights that are, or (under circumstances specified in the rights agreement) were, beneficially owned by any acquiring person will be null and void.

              In the event that we are acquired in a merger or other business combination transaction, or 50% or more of its consolidated assets or earning power are sold after a person or group has become an acquiring person, proper provision will be made so that each holder of a right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the right, that number of shares of common stock of the acquiring company which at the time of the transaction will have a market value of two times the exercise price of the right.

              At any time after any person or group becomes an acquiring person and prior to the acquisition by the person or group of 50% or more of the outstanding shares of our common stock, our board of directors may exchange the rights (other than rights owned by the person or group, which will have become void), in whole or in part, at an exchange ratio of one share of our common stock or one one-thousandth of a share of Series A Preferred Stock (or of a share of a class or series of our preferred stock having equivalent rights, preferences and privileges), as the case may be, per right (subject to adjustment).

              At any time prior to a person or group becoming an acquiring person, our board of directors may redeem the rights, in whole but not in part, at a redemption price of $0.01 per right. The redemption of the rights may be made effective at that time and on that basis with those conditions that our board of directors, in its sole discretion, may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

              The terms of the rights may be amended by our board of directors without the consent of the holders of the rights, except that from and after the existence of an acquiring person no amendment may adversely affect the interests of the holders of the rights (other than the acquiring person).

              The number of outstanding rights and the number of one one-thousandths of a share of Series A Preferred Stock issuable upon exercise of each right are subject to adjustment under circumstances specified in the rights agreement.

              Until a right is exercised, the holder thereof, as a holder of the right, will not have any rights as a stockholder of our company, including, without limitation, the right to vote or to receive dividends.

              The rights have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire us on terms not determined by our board of directors to be in the best interests of all our stockholders. The rights should not interfere with any merger or other business combination approved by our board of directors because, subject to the limitations described above, the rights may be redeemed by us at $0.01 per right prior to the time that a person or group has become an acquiring person.

Anti-Takeover Provisions—Our Amended and Restated Certificate of Incorporation, Our Fifth Amended and Restated Bylaws and the DGCL

              Provisions in our amended and restated certificate of incorporation and fifth amended and restated bylaws might make it harder for a person or group to acquire us through a tender offer, proxy contest or otherwise. These provisions, include, for example, terms providing for:

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  the rights described above under the heading "—Preferred Stock Purchase Rights";

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  the issuance of "blank check" shares of our preferred stock by our board of directors without the approval of holders of our common stock;

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  higher stockholder voting requirements for certain transactions, including business combinations with specified related parties (i.e., a "fair price provision");

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  a prohibition on taking actions by written consent of our stockholders;

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  restrictions on who is eligible to call a special meeting of our stockholders;

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  stockholder proposals to be brought before an annual meeting must comply with advance notice procedures;

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  classification of our board of directors into three classes; and

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  the removal of directors only for cause and only by a vote of 80% of our outstanding voting power.

              These provisions may also have the effect of discouraging third parties from making proposals involving an acquisition or change of control of our company, although these proposals, if made, might be considered desirable by a majority of our stockholders. A further effect of these provisions (as compared to not including these provisions in our amended and restated certificate of incorporation and fifth amended and restated bylaws) could be to make it more difficult for third parties to cause the replacement of our board of directors. These provisions have been designed to enable us to develop our business and foster our long-term growth without the disruptions caused by the threat of a takeover not deemed by our board of directors to be in the best interest of us and our stockholders.

              We are governed by the provisions of Section 203 of the DGCL. Subject to specified exceptions, Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the time of the transaction in which the person became an interested stockholder. Subject to specified exceptions, for purposes of Section 203, an "interested stockholder" is defined as a person who, together with the person's affiliates and associates, owns, or within three years has owned, 15% or more of the corporation's voting stock. For purposes of Section 203, a "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of either the aggregate market value of the consolidated assets of the corporation or the aggregate market value of all the outstanding stock of the corporation, and certain transactions that would increase the interested stockholder's proportionate share ownership in the corporation or which provide the interested stockholder with a financial benefit. These restrictions would not apply if:

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  our board of directors approved the transaction which resulted in the stockholder becoming an interested stockholder;

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  upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of our company (excluding shares owed by officers, directors, or specified employee purchase plans); or

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  at or subsequent to the time the transaction was approved by our board of directors, there was an affirmative vote of at least 66.66% of the outstanding voting stock of our company.

              The business combinations provisions of Section 203 of the DGCL may have the effect of prohibiting, deterring or delaying merger proposals, tender offers or other attempts to effect a change in control of our company that are not negotiated with and approved by our board of directors.

Limited Liability and Indemnification Provisions

              Our amended and restated certificate of incorporation limits, to the fullest extent now or hereafter permitted by the DGCL, the liability of a director to us or our stockholders for monetary damages for breach of his or her fiduciary duties as a director, except for liability:

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  for a breach of the director's duty of loyalty to us or our stockholders;

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  for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

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  under Section 174 of the DGCL, relating to prohibited dividends, distributions and repurchases or redemptions of stock; or

  •
  for any transaction from which the director derives an improper personal benefit.

              This provision, however, will have no effect on the availability of equitable remedies, including injunctions and rescissions. Additionally, this provision will not limit liability under state or federal securities laws.

              Our amended and restated certificate of incorporation contains provisions for indemnification of directors and officers to the fullest extent permitted by federal or state securities law. Our amended and restated certificate of incorporation also permits us to maintain and pay premiums on an insurance policy on behalf of our directors and officers covering losses arising from claims based on breaches of duty, negligence, error and other wrongful acts. We believe that these provisions will assist us in attracting and retaining qualified individuals to serve as directors.

Forum Selection

              Our fifth amended and restated bylaws provides, unless we consent in writing to an alternative forum, that the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers, employees or other agents to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, our Certificate of Incorporation or our By-Laws, or (iv) any action asserting a claim governed by the internal affairs doctrine, will be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located in the State of Delaware or, if no state court located in the State of Delaware has jurisdiction, the federal district court of the District of Delaware). Any person that purchases or otherwise acquires an interest in our stock will be deemed to have notice of and agree to comply with the foregoing provisions.

Stock Exchange Listing

              Our common stock is listed on the Nasdaq Global Select Market under the symbol "LPNT."

Transfer Agent and Registrar

              The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company, LLC. The transfer agent and registrar designated for our common stock will be identified in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

              We may issue, either separately or together with other securities, warrants for the purchase of any of the other types of securities that we may sell under this prospectus.

              This section summarizes the general terms of the warrants that we may offer. The warrants will be issued under warrant agreements to be entered into between us and a bank or trust company, as warrant agent. A prospectus supplement will describe the specific terms of the particular series of warrants offered thereby, which may be in addition to or different from the general terms summarized in this section. The summaries in this section and the applicable prospectus supplement do not describe every aspect of the warrants. If any particular terms of a series of warrants described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will be deemed to supersede the terms described in this prospectus. When evaluating an offering of our warrants, you also should refer to all the provisions of the applicable warrant agreement, the certificates representing the warrants and the specific descriptions in the applicable prospectus supplement. The applicable warrant agreement and warrant certificates will be filed as exhibits to or incorporated by reference in the registration statement.

General

              A prospectus supplement, as well as the related warrant agreement and warrant certificates, will describe the terms of the series of warrants being offered, including the following, where applicable:

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  the principal amount or the number of securities, as the case may be, purchasable upon exercise of each warrant and the initial price at which the principal amount or number of securities, as the case may be, may be purchased upon such exercise;

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  the designation and terms of the securities, if other than common stock, purchasable upon exercise thereof and of any securities, if other than common stock, with which the warrants are issued;

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  the procedures and conditions relating to the exercise of the warrants;

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  the date, if any, on and after which the warrants, and any securities with which the warrants are issued, will be separately transferable;

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  the offering price of the warrants, if any;

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  the date on which the right to exercise the warrants will commence and the date on which that right will expire;

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  a discussion of any special United States federal income tax considerations applicable to the warrants;

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  whether the warrants represented by the warrant certificates will be issued in registered or bearer form, and, if registered, where they may be transferred and registered;

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  call provisions of the warrants, if any;

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  antidilution provisions of the warrants, if any; and

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  any other material terms of the warrants.

Exercise of Warrants

              A warrant will entitle the holder to purchase that principal amount of or number of securities, as the case may be, at the exercise price set forth in, or to be determined as set forth in, the applicable prospectus supplement relating to that series of warrants. Unless otherwise specified in the applicable prospectus supplement, warrants may be exercised at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement at any time up to 5:00 p.m. Eastern Standard Time on the expiration date set forth in the applicable prospectus supplement. After 5:00 p.m. Eastern Standard Time on the expiration date, unexercised warrants will become void. Upon receipt of payment of the exercise price and the warrant certificate properly completed and duly executed, we will, as soon as practicable, issue the securities purchasable upon exercise of the warrant. If less than all of the warrants represented by the warrant certificate are exercised, a new warrant certificate will be issued for the remaining amount of warrants.

No Rights of Security Holder Prior to Exercise

              Prior to the exercise of their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon the exercise of such warrants and will not be entitled to:

  •
  in the case of warrants to purchase debt securities, payments of principal of, premium, if any, or interest, if any, on the debt securities purchasable upon exercise; or

  •
  in the case of warrants to purchase equity securities, the right to vote or to receive dividend payments or similar distributions on the securities purchasable upon exercise.

Exchange of Warrant Certificates

              Warrant certificates will be exchangeable for new warrant certificates of different denominations at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement.

 PLAN OF DISTRIBUTION

              We may offer and sell the securities described in this prospectus from time to time. We may sell the securities to one or more underwriters for public offering and sale by them; directly to investors; through agents or dealers; or we may use a combination of these methods. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. We also reserve the right to sell securities directly to investors in those jurisdictions where we are authorized to do so.

              The distribution of securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or from time to time at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. We also may, from time to time, authorize underwriters acting as our agents to offer and sell the securities upon the terms and conditions set forth in any prospectus supplement. In connection with the sale of the securities, underwriters may be deemed to have received compensation from us in the form of underwriting discounts or commissions and may also receive commissions from purchasers of the securities for whom they may act as agent. If we use underwriters in the sale of securities, we will execute an underwriting agreement with the underwriter at the time of sale.

              If a dealer is utilized in the sale of the securities in respect of which this prospectus is delivered, we may sell the securities to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale.

              If we use underwriters for a sale of securities, the underwriters will acquire the securities for their own account. The underwriters may resell the securities in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of the underwriters to purchase the securities will be subject to the conditions set forth in the applicable underwriting agreement. We may use underwriters with whom we have a material relationship. We will describe in the prospectus supplement naming the underwriter the nature of any such relationship.

              Any underwriter, dealer or agent that will participate in a distribution of securities will be identified in the applicable prospectus supplement or other offering materials.

              Any underwriting compensation paid by us to underwriters or agents in connection with the offering of securities, and any discounts, concessions or commissions allowed by underwriters to participating dealers, will be set forth in the applicable prospectus supplement. Underwriters, dealers and agents participating in distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions received by them and any profit realized by them on resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. We may enter into agreements with underwriters, dealers and agents that entitle them to indemnification against and contribution toward certain civil liabilities, including liabilities under the Securities Act, and to reimbursement by us for certain expenses.

              Securities may also be sold in one or more of the following transactions: (a) block transactions (which may involve crosses) in which a broker-dealer may sell all or a portion of the securities as agent but may position and resell all or a portion of the block as principal to facilitate the transaction; (b) purchases by a broker-dealer as principal and resale by the broker-dealer for its own account pursuant to a prospectus supplement; (c) a special offering, an exchange distribution or a secondary distribution in accordance with applicable Nasdaq Global Select Market or other stock exchange rules; (d) ordinary brokerage transactions and transactions in which a broker-dealer solicits purchasers; (e) sales "at the market" to or through one or more market makers or into an existing trading market, on an exchange or otherwise, for securities; and (f) sales in other ways not involving market makers or established trading markets, including direct sales to purchasers. Broker-dealers may also receive compensation from purchasers of the securities which is not expected to exceed that customary in the types of transactions involved.

              In connection with underwritten offerings of securities, underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of the offered securities at levels above those that might otherwise prevail in the open market, including by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids, each of which is described below.

  •
  A stabilizing bid means the placing of any bid, or the effecting of any purchase, for the purpose of pegging, fixing or maintaining the price of a security.

  •
  A syndicate covering transaction means the placing of any bid on behalf of the underwriting syndicate or the effecting of any purchase to reduce a short position created in connection with the offering.

  •
  A penalty bid means an arrangement that permits the managing underwriter to reclaim a selling concession from a syndicate member in connection with the offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions.

              If so indicated in the applicable prospectus supplement, we may authorize dealers acting as our agents to solicit offers by institutions to purchase securities from us or the dealers at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on the date or dates stated in the prospectus supplement. Each delayed delivery contract will be for an amount not less than, and the aggregate principal amount or offering price of the securities sold pursuant to delayed delivery contracts will not be less nor more than, the respective amounts stated in the prospectus supplement. Institutions with whom delayed delivery contracts, when authorized, may be entered into include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and other institutions, but such contracts will in all cases be subject to approval by us.

              In the event we sell securities directly to investors, no underwriters, agents or dealers would be involved. We may use electronic media, including the internet, to offer and sell securities directly.

              The securities also may be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more firms ("remarketing firms"), acting as principals for their own accounts or as agents for us. Any remarketing firm will be identified and the terms of its agreement, if any, with us and its compensation will be described in the applicable prospectus supplement. Remarketing firms may be deemed to be underwriters in connection with the securities remarketed thereby. We may enter into agreements with remarketing firms that entitle them to indemnification by us against certain liabilities, including liabilities under the Securities Act.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. The applicable prospectus supplement will indicate, in connection with those derivatives, if such third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

              The securities may or may not be listed on a national securities exchange or a foreign securities exchange. Securities offered may be a new issue of securities with no established trading market. Any underwriters to whom or agents through whom these securities are sold by us for public offering and sale may make a market in these securities, but such underwriters or agents will not be obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of, or the trading market for, any such securities.

              One or more of the underwriters, dealers or agents, and/or one or more of their respective affiliates, may be a lender under our credit agreements and may provide other commercial banking, investment banking and other services to us and/or our subsidiaries and affiliates in the ordinary course of business.

LEGAL MATTERS

              The validity of the notes offered hereby will be passed upon for us by White & Case LLP, New York, New York. Certain matters under Alabama law, Florida law, Tennessee law and Texas law will be passed upon by Waller Lansden Dortch & Davis, LLP. Certain matters under Arizona law will be passed upon by Coppersmith Brockelman PLC. Certain matters under Colorado law will be passed upon by Gordon & Rees, LLP. Certain matters under Indiana law will be passed upon by Bingham Greenebaum Doll LLP. Certain matters under Kansas law will be passed upon by Polsinelli PC. Certain matters under Kentucky law, Mississippi law, Virginia law and West Virginia law will be passed upon by Hancock, Daniel, Johnson & Nagle, P.C. Certain matters under Louisiana law will be passed upon by Taylor Porter Brooks & Phillips, L.L.P. Certain matters under Michigan law will be passed upon by Plunkett Cooney, P.C. Certain matters under Nevada law will be passed upon by Gordon & Silver, Ltd. Certain matters under New Mexico law will be passed upon by Lewis Roca Rothgerber LLP. Certain matters under Oregon law and Washington law will be passed upon by Stoel Rives LLP. Certain matters under Pennsylvania law will be passed upon by Stradley Ronon Stevens & Young, LLP.

EXPERTS

              The consolidated financial statements of LifePoint Hospitals, Inc., included in LifePoint Hospitals, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 2014, and the effectiveness of LifePoint Hospitals, Inc.'s internal control over financial reporting as of December 31, 2014 (excluding the internal control over financial reporting of Wilson Medical Center, Rutherford Regional Medical Center, Haywood Regional Medical Center, Harris Regional Hospital, Swain County Hospital, Conemaugh Memorial Medical Center, Meyersdale Medical Center and Miners Medical Center), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in its reports thereon, which as to the report on the effectiveness of LifePoint Hospitals, Inc.'s internal control over financial reporting contains an explanatory paragraph describing the above referenced exclusion of Wilson Medical Center, Rutherford Regional Medical Center, Haywood Regional Medical Center, Harris Regional Hospital, Swain County Hospital, Conemaugh Memorial Medical Center, Meyersdale Medical Center and Miners Medical Center from the scope of such firm's audit of internal control over financial reporting, included therein, and incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

 WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE

              We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800- SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at http://www.sec.gov.

              This prospectus incorporates by reference the documents set forth below that LifePoint has previously filed with the SEC. These documents contain important information about LifePoint. The information incorporated by reference is deemed to be part of this prospectus, except for any information superseded by information in, or incorporated by reference in, this prospectus.

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2014; and

  •
  Proxy Statement on Schedule 14A filed with the SEC on April 23, 2014.

              We are also incorporating by reference additional documents that we file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this prospectus and termination or completion of this exchange offer (excluding any information furnished pursuant to Items 2.02 or 7.01 on any current report on Form 8-K).

              You can obtain any of the documents incorporated by reference through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this prospectus. You may obtain documents incorporated by reference in this prospectus by requesting them in writing or by telephone from:

LifePoint Hospitals, Inc.

Attention: Investor Relations
330 Seven Springs Way
Brentwood, Tennessee 37027
Telephone: (615) 920-7000

              You can also get more information by visiting our investor relations website at http://www.lifepointhospitals.com. Information contained on our website or that can be accessed through our website is not incorporated by reference in this prospectus and does not constitute a part of this prospectus and you should not rely on that information.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution

              The expenses relating to the issuance and distribution of the securities registered hereby will be borne by the registrant. Such expenses are estimated to be as follows:

SEC Registration Fee*	$
Accounting fees and expenses**
Legal fees and expenses**
Printing and engraving expenses**
Trustee's and registrar's fees and expenses**
Miscellaneous expenses**
Total:	$

*
Deferred in reliance upon Rule 456(b) and 457(r).

**
Estimated expenses are not currently known.

Item 15.    Indemnification of Directors and Officers

              Section 145(a) of the General Corporation Law of the State of Delaware (the "DGCL") provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, because the person is or was a director or officer of the corporation. Such indemnity may be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person's conduct was unlawful.

              Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director or officer of the corporation, against any expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to be indemnified for such expenses which the Court of Chancery or such other court shall deem proper.

              Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against the person in any such capacity, or arising out of the person's status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions of the law.

              Article Thirteenth of LifePoint's restated certificate of incorporation will require indemnification to the fullest extent permitted under the DGCL, as may be amended, of any person who is or was a director or officer of LifePoint who is or was involved or threatened to be made so involved in any proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was serving as a director, officer, employee or agent of LifePoint or was serving at the request of LifePoint as a director, officer, employee or agent of any other enterprise.

              The foregoing statements are subject to the detailed provisions of Section 145 of the DGCL and Article Thirteenth of LifePoint's restated certificate of incorporation.

              The Company maintains a director and officer liability insurance policy for the benefit of its directors and certain officers and the directors and certain officers of its subsidiaries covering certain liabilities that may be incurred in the performance of these duties, which may include liability or related losses under the Securities Act or the Securities Exchange Act of 1934, as amended. In addition, the Company has entered into indemnification agreements with its directors and certain officers of the company indemnifying such persons to the fullest extent permitted under the laws of the State of Delaware.

Alabama Registrants

              (a)         Community Hospital of Andalusia, Inc. is incorporated under the laws of Alabama.

              Sections 10A-2-8.50 through 10A-2-8.58 of the Alabama Business Corporation Law (the "ABCL") gives a corporation power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation, when acting in his or her official capacity with the corporation, or, in all other cases, not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. No indemnification shall be made, however, in respect of any claim, issue or matter as to which such person shall have not met the applicable standard of conduct, shall have been adjudged to be liable to the corporation or, in connection with any other action, suit or proceeding charging improper personal benefit to such person, if such person was adjudged liable on the basis that personal benefit was improperly received by him. Also, the ABCL states that, to the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) reasonably incurred by him in connection therewith, notwithstanding that he has not been successful on any other claim, issue or matter in any such action, suit or proceeding.

              The Bylaws of Community Hospital of Andalusia, Inc. provide that it shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

Arizona Registrants

              (a)         PHC-Fort Mohave, Inc. and PHC-Lake Havasu, Inc. are incorporated under the laws of Arizona.

              Sections 10-850 through 10-858 of the Arizona Revised Statutes (the "A.R.S.") permit indemnification of present and former directors, officers, employees or agents of an Arizona corporation, whether or not authority for such indemnification is contained in the indemnifying corporation's articles of incorporation or bylaws.

              Sections 10-852 and 10-856 of the A.R.S. require an Arizona corporation, unless limited by its articles of incorporation, to indemnify an officer or director who has prevailed, on the merits or otherwise, in defending any proceeding brought against the officer or director because such person is or was an officer or director of the corporation. The corporation must indemnify the officer or director for reasonable expenses, including attorneys' fees and all other costs and expenses reasonably related to a proceeding. A "proceeding" includes any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

              Sections 10-851 and 10-856 of the A.R.S. permit an Arizona corporation to indemnify an officer or director made a party to a proceeding because such person is or was an officer or director of the corporation. The corporation may indemnify the officer or director against liability incurred in the proceeding if all of the following conditions exist: (i) the officer or director's conduct was in good faith; (ii) the officer or director reasonably believed that his or her conduct was at least not opposed to the best interests of the corporation, or, where the conduct was in an official corporate capacity, that the conduct was in the best interest of the corporation; and (iii) in the case of criminal proceedings, the officer or director had no reasonable cause to believe that the conduct was unlawful.

              Under Section 10-855 of the A.R.S., before discretionary indemnification under Section 10-851 may be awarded to a director, the corporation must determine that it is permissible under the circumstances. This determination may be made either: (i) by majority vote of the directors not parties to the proceedings; (ii) by special legal counsel selected by majority vote of the disinterested directors, or by majority vote of the board if there are no disinterested directors; or (iii) by the shareholders (but shares owned by or voted under the control of directors who are parties to the proceeding are not voted).

              Section 10-854 of the A.R.S. permits a director of an Arizona corporation who is a party to a proceeding, unless the articles of incorporation provide otherwise, to apply to a court of competent jurisdiction for indemnification or for an advance of expenses. The court may order indemnification or an advance if it determines that indemnification is fair and reasonable, even if the director did not meet the prescribed standard of conduct described in Section 10-851.

              Neither the Articles of Incorporation nor the Bylaws of PHC-Lake Havasu, Inc. specifies the extent to which the corporation may indemnify its officers or directors.

              The Articles of Incorporation of PHC-Fort Mohave, Inc. allow for indemnification to the fullest extent permitted by the laws under which it is organized.

Colorado Registrants

              (a)         PHC-Fort Morgan, Inc. is incorporated under the laws of Colorado.

              Sections 7-109-102 through 7-109-110 of the Colorado Business Corporation Act (the "Act") grant the registrants broad powers to indemnify any person in connection with legal proceedings brought against him by reason of his present or past status as an officer or director of the registrant, provided with respect to conduct in an official capacity with the registrant, the person acted in good faith and in a manner he reasonably believed to be in the best interests of the registrant, with respect to all other conduct, the person believed the conduct to be at least not opposed to the best interests of the registrant, and with respect to any criminal action or proceeding, the person had no reasonable cause to believe his conduct was unlawful. Indemnification is limited to reasonable expenses incurred in connection with the proceeding. No indemnification may be made (i) in connection with a proceeding by or in the right of the registrant in which the person was adjudged liable to the registrant; or (ii) in connection with any other proceedings charging that the person derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the person was judged liable on the basis that he derived an improper personal benefit, unless and only to the extent the court in which such action was brought or another court of competent jurisdiction determines upon application that, despite such adjudication, but in view of all relevant circumstances, the person is fairly and reasonably entitled to indemnity for reasonable expenses as the court deems proper. In addition, to the extent that any such person is successful in the defense of any such legal proceeding, the registrant is required by the Act to indemnify him against reasonable expenses.

              Neither the articles of incorporation nor the bylaws of PHC-Fort Morgan, Inc. specify the extent to which the corporation may indemnify its officers or directors.

Delaware Registrants

              (a)         Historic LifePoint Hospitals, Inc., LifePoint Acquisition Corp., LifePoint Asset Management Company, Inc., LifePoint Hospitals Holdings, Inc., LifePoint RC, Inc., LifePoint VA Holdings, Inc., LifePoint WV Holdings, Inc. and Province Healthcare Company are incorporated under the laws of Delaware.

              Section 145 of the Delaware General Corporation Law (the "DGCL") grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

              Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors' fiduciary duty of care, except (i) for any breach of the directors' duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

              The Certificate of Incorporation of LifePoint Hospitals Holdings, Inc. allows for indemnification to the fullest extent permitted by the laws under which it is organized.

              The Bylaws of LifePoint Hospitals Holdings, Inc. provide that the corporation shall indemnify, in the manner and to the full extent permitted by law, any person (or the estate of any person) who was or is a party to, or is threatened to be made a party, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent or agent of another corporation, partnership, joint venture, trust or other enterprise. Where required by law, the indemnification provided for herein shall be made only as authorized in the specific case upon a determination, in the manner provided by law, that indemnification of the direct, officer, employee or agent is proper in the circumstances. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

              The Certificates of Incorporation of Historic LifePoint Hospitals, Inc. and LifePoint WV Holdings, Inc. provide that the corporations shall, to the fullest extent permitted by the provisions of DGCL Section 145, as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have the power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

              The Bylaws of Historic LifePoint Hospitals, Inc. and LifePoint WV Holdings, Inc. provide that the corporations shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporations, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporations or amounts paid in settlement to the corporations. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

              The Bylaws of each of LifePoint Acquisition Corp., LifePoint RC, Inc. and LifePoint VA Holdings, Inc. provide that the corporations shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporations, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporations or amounts paid in settlement to the corporations. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

              The Certificate of Incorporation of LifePoint Asset Management Company, Inc. allows for indemnification to the fullest extent permitted by the laws under which it is organized. The Bylaws provide each person who was or is made party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes, or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided herein with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation.

              The Certificate of Incorporation of Province Healthcare Company provides that the corporation shall, to the fullest extent permitted by the provisions of DGCL Section 145, as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have the power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

              The Bylaws of Province Healthcare Company provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter, an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in the bylaws, with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or party thereof) was authorized by the board of directors of the corporation.

              (b)         America Management Companies, LLC, AMG-Crockett, LLC, AMG-Hillside, LLC, AMG-Livingston, LLC, AMG-Logan, LLC, AMG-Southern Tennessee, LLC, AMG-Trinity, LLC, Andalusia Physician Practices, LLC, Ashland Physician Services, LLC, Ashley Valley Medical Center, LLC, Ashley Valley Physician Practice, LLC, Athens Physicians Practice, LLC, Athens Regional Medical Center, LLC, Athens Surgery Center Partner, LLC, Barrow Medical Center, LLC, Bartow General Partner, LLC, Bartow Memorial Limited Partner, LLC, Bell JV, LLC, Bolivar Physician Practices, LLC, Bourbon Community Hospital, LLC, Bourbon Physician Practice, LLC, Castleview Hospital, LLC, Castleview Medical, LLC, Castleview Physician Practice, LLC, Clark Regional Physician Practices, LLC, Clinch Professional Physician Services, LLC, Colorado Plains Physician Practices, LLC, Community Medical, LLC, Community-Based Services, LLC, Crockett Hospital, LLC, Crockett PHO, LLC, Danville Diagnostic Imaging Center, LLC, Danville Physician Practices, LLC,

Danville Regional Medical Center, LLC, Danville Regional Medical Center School of Health Professions, LLC, DLP Partner, LLC, DLP Partner Conemaugh, LLC, DLP Partner Marquette, LLC, DLP Partner MedWest, LLC, DLP Partner Twin County, LLC, DLP Partner Wilson Rutherford, LLC, Fauquier Partner, LLC, Georgetown Community Hospital, LLC, Georgetown Rehabilitation, LLC, Guyan Valley Hospital, LLC, Halstead Hospital, LLC, HCK Logan Memorial, LLC, HDP Andalusia, LLC, HDP Georgetown, LLC, Hillside Hospital, LLC, HRMC, LLC, HSC Manager, LLC, HSCGP, LLC, HST Physician Practice, LLC, HTI Georgetown, LLC, HTI PineLake, LLC, Integrated Physician Services, LLC, Kentucky Hospital, LLC, Kentucky Medserv, LLC, Kentucky MSO, LLC, Lake Cumberland Cardiology Associates, LLC, Lake Cumberland Physician Practices, LLC, Lake Cumberland Regional Hospital, LLC, Lake Cumberland Regional Physician Hospital Organization, LLC, Lakeland Community Hospital, LLC, Lakeland Physician Practices, LLC, Lander Valley Physician Practices, LLC, Las Cruces Cardiology Group, LLC, Las Cruces Endoscopy Partner, LLC, Las Cruces Physician Practices, LLC, LCMC MRI, LLC, LCMC PET, LLC, LHSC, LLC, LifePoint Billing Services, LLC, LifePoint CSLP, LLC, LifePoint Holdings 2, LLC, LifePoint of GAGP, LLC, LifePoint of Kentucky, LLC, LifePoint of Lake Cumberland, LLC, LifePoint PSO, LLC, Livingston Regional Hospital, LLC, Logan General Hospital, LLC, Logan Healthcare Partner, LLC, Logan Medical, LLC, Logan Memorial Hospital, LLC, Logan Physician Practice, LLC, Los Alamos Physician Practices, LLC, Martinsville Physician Practices, LLC, Meadowview Physician Practice, LLC, Meadowview Regional Medical Center, LLC, Meadowview Rights, LLC, Memorial Prompt Care, LLC, Mercy Physician Practices, LLC, Minden Physician Practices, LLC, Nason Medical Center, LLC, Nason Physician Practices, LLC, Northeastern Nevada Physician Practices, LLC, Northwest Medical Center-Winfield, LLC, Norton Partner, LLC, NWMC-Winfield Anesthesia Physicians, LLC, NWMC-Winfield Hospitalist Physicians, LLC, NWMC-Winfield Physician Practices, LLC, OmniPoint Surgical Associates, LLC, Opelousas Imaging Center Partner, LLC, Opelousas PET/CT Imaging Center, LLC, PHC Hospitals, LLC, PHC-Selma, LLC, Piedmont Partner, LLC, PineLake Physician Practice, LLC, PineLake Regional Hospital, LLC, Poitras Practice, LLC, Portage Partner, LLC, PRHC-Alabama, LLC, Principal Knox, L.L.C., Putnam Ambulatory Surgery Center, LLC, Putnam Community Medical Center, LLC, Putnam Physician Practices, LLC, R. Kendall Brown Practice, LLC, River Parishes Holdings, LLC, River Parishes Hospital, LLC, River Parishes Partner, LLC, River Parishes Physician Practices, LLC, Riverton Memorial Hospital, LLC, Riverton Oncology Practice, LLC, Riverton Physician Practices, LLC, Riverview Medical Center, LLC, Riverview Physician Practices, LLC, Russellville Hospital, LLC, Russellville Physician Practices, LLC, Select Healthcare, LLC, Selma Diagnostic Imaging, LLC, Siletchnik Practice, LLC, Smith County Memorial Hospital, LLC, Somerset Surgery Partner, LLC, Southern Tennessee EMS, LLC, Southern Tennessee Medical Center, LLC, Southern Tennessee PHO, LLC, Spring View Hospital, LLC, Spring View Physician Practices, LLC, Springhill Medical Center, LLC, Starke Physician Practices, LLC, Sumner Physician Practices, LLC, Sumner Real Estate Holdings, LLC, Sumner Regional Medical Center, LLC, The MRI Center of Northwest Alabama, LLC, THM Physician Practice, LLC, Trousdale Medical Center, LLC, Trousdale Physician Practices, LLC, Two Rivers Physician Practices, LLC, Valley View Physician Practices, LLC, Vaughan Physician Practices, LLC, Ville Platte Medical Center, LLC, Western Plains Physician Practices, LLC, Western Plains Regional Hospital, LLC, Woodford Hospital, LLC, Woods Memorial Hospital, LLC, Wythe County Community Hospital, LLC and Wythe County Physician Practices, LLC are registered under the laws of Delaware.

              Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

              The Operating Agreements of each of Ashland Physician Services, LLC, HRMC, LLC, PHC Hospitals, LLC, PHC-Selma, LLC, PRHC- Alabama, LLC, Principal Knox, L.L.C., Putnam Ambulatory Surgery Center, LLC and Selma Diagnostic Imaging, LLC provide:

                  (a)         The Company shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any Member, Representative and Manager (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, by reason of the fact that such person is or was a Member, Representative or Manager of the Company, or is or was serving at the request of the Company as a director, officer, partner, manager, representative, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise (an "indemnitee"). Notwithstanding the foregoing, the Company shall not indemnify any such indemnitee (a) in any proceeding by the Company against such indemnitee; or (b) if a judgment or other final adjudication adverse to the indemnitee establishes his liability for (i) any breach of the duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful distributions under Section 18 of the Act.

                  (b)         Any repeal or modification of the provisions of Section 18 of the Act, either directly or by the adoption of an inconsistent provision of this Agreement, shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification. In addition, if an amendment to the Act limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under Section 18 of the Act which occur subsequent to the effective date of such amendment.

              The Operating Agreements of each of the other Delaware LLC registrants allow for indemnification to the fullest extent permitted by the laws under which they are organized.

              (c)          LifePoint Corporate Services, General Partnership is registered under the laws of Delaware.

              Section 15-110 of the Delaware Revised Uniform Partnership Act provides that subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

              The LifePoint Corporate Services, General Partnership agreement allows for indemnification to the fullest extent permitted by the laws under which it is organized.

              (d)         Lamar Surgery Center, LP, LifePoint of Georgia, Limited Partnership and Principal Knox, L.P. are registered under the laws of Delaware.

              Section 17-108 of the Delaware Revised Uniform Limited Partnership Act ("DRULPA") permits a limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

              The Agreement of Limited Partnership of Lamar Surgery Center, LP provides that the Partnership, its receiver or its trustee (other than a liquidating trustee), shall indemnify, hold harmless and pay all judgments and claims against and, upon request, shall advance expenses to the General Partner, its Affiliates and their respective officers, directors, partners, employees, subsidiaries, agents, representatives, and affiliated assigns, from any liability, loss or damage incurred by them or by the

Partnership by reason of any act performed or omitted to be performed by them in connection with the business of the Partnership (other than management services provided under the Management Agreement which indemnity shall be controlled by the Management Agreement), including costs and attorneys' fees (which costs and attorneys' fees may be advanced or paid as incurred) and any amounts expended in the settlement of any claims of liability, loss or damage; provided, however, that if such liability, loss or claim arises out of any action or inaction of the General Partner, any such indemnification shall be recoverable only from the assets of the Partnership and not from the assets of the Partners.

              The Agreements of Limited Partnership of LifePoint of Georgia, Limited Partnership and Principal Knox, L.P. allow for indemnification to the fullest extent permitted by the laws under which they are organized.

Florida Registrants

              (a)         PHC-Belle Glade, Inc. is incorporated under the laws of Florida.

              Section 607.0831 of the Florida Business Corporation Act provides, among other things, that a director is not personally liable for monetary damages to a corporation or any other person for any statement, vote, decision, or failure to act, by the director, regarding corporate management or policy, unless the director breached or failed to perform his or her duties as a director and such breach or failure constitutes (a) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (b) a transaction from which the director derived an improper personal benefit; (c) a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act (relating to the liability of the directors for improper distributions) are applicable; (d) willful misconduct or a conscious disregard for the best interest of the corporation in the case of a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a stockholders; or (e) recklessness or an act or omission in bad faith or with malicious purpose or with wanton and willful disregard of human rights, safety or property, in a proceeding by or in the right of someone other than such corporation or a stockholder.

              Section 607.0850 of the Florida Business Corporation Act authorizes, among other things, a corporation to indemnify any person who was or is a party to any proceeding (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such a position for any entity) against liability incurred in connection with such proceedings, if he or she acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful.

              The Florida Business Corporation Act requires that a director, officer or employee be indemnified for actual and reasonable expenses (including attorneys' fees) to the extent that he or she has been successful on the merits or otherwise in the defense of any proceeding. Florida law also allows expenses of defending a proceeding to be advanced by a corporation before the final disposition of the proceedings, provided that the officer, director or employee undertakes to repay such advance if it is ultimately determined that indemnification is not permitted.

              The Florida Business Corporation Act states that the indemnification and advancement of expenses provided pursuant to Section 607.0850 is not exclusive and that indemnification may be provided by a corporation pursuant to other means, including agreements or bylaw provisions. Florida law prohibits indemnification or advancement of expenses, however, if a judgment or other final adjudication establishes that the actions of a director, officer or employee constitute (i) a violation of criminal law, unless he or she had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (ii) a transaction from which such person derived an improper personal benefit; (iii) willful misconduct or conscious disregard for the best interests of the corporation in the case of a derivative action or a proceeding by or in the right of a stockholder, or (iv) in the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act (relating to the liability of directors for improper distributions) are applicable.

              Neither the Articles of Incorporation nor the Bylaws of PHC-Belle Glade, Inc. specifies the extent to which the corporation may indemnify its officers or directors.

              (b)         Bartow Healthcare System, Ltd. is registered under the laws of Florida.

              Section 620.1406 of the Florida Revised Uniform Limited Partnership Act of 2005 ("FRULPA") states that a limited partnership shall reimburse a general partner for payments made and indemnify a general partner for liabilities incurred by the general partner in the ordinary course of activities of the partnership or for the preservation of its activities or property if such payments were made or such liabilities were incurred in good faith and either in the furtherance of the limited partnership's purposes or the ordinary scope of its activities.

              The Agreement of Limited Partnership of Bartow Healthcare System, Ltd. allows for indemnification of the General Partner, its partners, managers, members, employees, agents and representatives and the shareholders, officers, directors, members, employees, agents and representatives of its partners to the fullest extent permitted by the laws under which it is organized.

Indiana Registrants

              (a)         PHC-Indiana, Inc. is incorporated under the laws of Indiana.

              Chapter 37 of the Indiana Corporation Law ("INCL") states that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if the individual's conduct was in good faith, the individual reasonably believed, in the case of conduct in the individual's official capacity with the corporation, that the individual's conduct was in its best interests, and, in the case of any criminal proceeding, the individual either had reasonable cause to believe the individual's conduct was lawful or had no reasonable cause to believe the individual's conduct was unlawful. Unless limited by its articles of incorporation, a corporation must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director is or was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if the director furnishes the corporation a written affirmation of the director's good faith belief that the director has met the standard of conduct described in the INCL, the director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct and a determination is made that the facts then known to those making the determination would not preclude indemnification under the law. A corporation may not indemnify a director unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth under the law. The determination shall be made by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding, or by the other methods specified in Chapter 37 of the INCL.

              The indemnification and advance for expenses provided for or authorized by the INCL does not exclude any other rights to indemnification and advance for expenses that a person may have under a corporation's articles of incorporation, bylaws or certain other duly authorized agreements.

              Neither the Articles of Incorporation nor the Bylaws of PHC- Indiana, Inc. specifies the extent to which the corporation may indemnify its officers or directors.

               (b)         PHC-Charlestown, L.P. is registered under the laws of Indiana.

              Title 23, Article 16, Chapter 2 of the Indiana Code provides that a domestic or foreign limited partnership may indemnify a person made a party to an action because the person is or was a partner or officer of the partnership against liability incurred in the action if:

                  (1)         the person's conduct was in good faith; and

                  (2)         the person reasonably believed:

                      (A)        in the case of conduct in the person's capacity as a partner, that the person's conduct was in the best interests of the partnership; and

                      (B)         in all other cases that the person's conduct was at least not opposed to the best interests of the limited partnership or foreign limited partnership; and

                  (3)         in the case of any criminal action, the person either:

                      (A)        had reasonable cause to believe the person's conduct was lawful; or

                      (B)         had no reasonable cause to believe the person's conduct was unlawful.

              The indemnification provided for above does not exclude any other rights to indemnification that a partner or officer of the limited partnership may have under the partnership agreement or with the written consent of all partners.

              The limited partners of PHC-Charlestown, L.P. are indemnified by the partnership to the fullest extent permitted by the laws under which it is organized.

Kansas Registrants

              (a)         Dodge City Healthcare Partner, Inc. and Kansas Healthcare Management Company, Inc. are incorporated under the laws of Kansas.

              Section 17-6305 of the Kansas General Corporation Law authorizes a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorney's fees, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

              A Kansas corporation may also indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, including attorney's fees, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

              The Bylaws of Dodge City Healthcare Partner, Inc. provide that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

              The Bylaws of Kansas Healthcare Management Company, Inc. provide that when a person is sued, or prosecuted in a criminal action, either alone or with others, because he is or was a director or officer of the corporation, or of another corporation serving at the request of this corporation, in any proceeding arising out of his alleged misfeasance or nonfeasance in the performance of his duties or out of any alleged wrongful act against the corporation or by the corporation, he shall be indemnified for his reasonable expenses, including attorneys' fees incurred in the defense of the proceedings, if both of the following conditions exist:

                  (a)         The person sued is successful in whole or in part, or the proceeding against him is settled with the approval of the court.

                  (b)         The court finds that his conduct fairly and equitably merits such indemnity.

              (b)         Dodge City Healthcare Group, LLC and Kansas Healthcare Management Services, LLC are registered under the laws of Kansas.

              Section §17-7670 of the Kansas Revised Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. To the extent that a present or former member, manager, officer, employee or agent of a limited liability company has been successful on the merits or otherwise as a plaintiff in an action to determine that the plaintiff is a member of a limited liability company or in defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a member, manager, officer, employee or agent of the limited liability company, or is or was serving at the request of the limited liability company as a member, manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, or in defense of any claim, issue or matter therein, such member, manager, officer, employee or agent shall be indemnified by the limited liability company against expenses actually and reasonably incurred by such person in connection therewith, including attorney fees.

              The Amended and Restated Operating Agreement of Dodge City Healthcare Group, LLC provides that the Company shall indemnify and hold harmless each officer and the Member and its partners, shareholders, officers, directors, managers, employees, agents and representatives and the partners, shareholders, officers, directors, managers, employees, agents and representatives of such persons to the fullest extent permitted by the Kansas Revised Limited Liability Company Act.

              The Operating Agreement of Kansas Healthcare Management Services, LLC provides that the Company shall indemnify each Manager and Executive Manager for any act performed thereby within the scope of the authority conferred on such Manager or Executive Manager by this Agreement or by the Board of Managers, unless such act constitutes grossly negligent or reckless conduct, intentional misconduct, or a knowing violation of Law.

Kentucky Registrants

              (a)         Kentucky Physician Services, Inc. is incorporated under the laws of Kentucky.

              Sections 271B.8-500 to 271B.8-580 of the Kentucky Business Corporation Act provides that, subject to restrictions contained in the statute, a corporation may indemnify any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director or officer of the corporation. A person who has been successful on the merits or otherwise in any suit or matter covered by the indemnification statute shall be indemnified against expenses (including attorneys' fees) reasonably incurred by him in connection therewith. Indemnification is authorized upon a determination that the person to be indemnified has met the applicable standard of conduct required. Expenses incurred in defense may be paid in advance upon receipt by the corporation of a written affirmation by the director of his good faith belief that he has met the applicable standard of conduct required, a written undertaking by or on behalf of the director to repay such advance if it is ultimately determined that he did not meet the standard of conduct, and a determination that the facts then known to those making the determination would not preclude indemnification under the statute. The indemnification provided by statute shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person could be indemnified under the statute.

              The Bylaws of Kentucky Physician Services, Inc. provide that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payments of judgments against such officers and directors and to reimbursement of amounts paid in cash settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers and directors.

              (b)         Buffalo Trace Radiation Oncology Associates, LLC is registered under the laws of Kentucky.

              The Kentucky Limited Liability Company Act provides that a written operating agreement may: (1) Eliminate or limit the personal liability of a member or manager for monetary damages for breach of any duty provided for in Kentucky Revised Statutes 275.170 (duty of breach of care and loyalty) and (2) Provide for indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

              The Operating Agreement of Buffalo Trace Radiation Oncology Associates, LLC provides that the Company shall indemnify Members, Member-Managers, and agents for all costs, losses, liabilities, and damages paid or accrued by such Member or agent in connection with the business of the Company, to the fullest extent provided or allowed by the laws of the State. The Operating Agreement neither expressly includes nor expressly excludes damages for breach of the duties provided for in Kentucky Revised Statutes 275.170 or judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager in this indemnification.

Louisiana Registrants

              (a)         PHC-Doctors' Hospital, Inc., PHC- Lakewood, Inc., PHC-Louisiana, Inc., PHC-Minden G.P., Inc. and PHC-Morgan Lake, Inc. are incorporated under the laws of Louisiana.

              Former Section 83 of the Louisiana Business Corporation Law provided that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative, or investigative, or in the right of the corporation, by reason of the fact that he is or was a director or officer of the corporation. The indemnity may include expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Former Section 83 further provided that a Louisiana corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions except that no indemnification is permitted without judicial approval if the director or officer shall have been adjudged to be liable for willful or intentional misconduct in the performance of his duty to the corporation. Where an officer or director is successful on the merits or otherwise in any defense of any action referred to above or any claim therein, the corporation must indemnify him against such expenses that such officer or director actually incurred. Former Section 83 permitted a corporation to pay expenses incurred by the officer or director in defending an action, suit or proceeding in advance of the final disposition thereof, if approved by the board of directors.

              As of January 1, 2015, the entire former Louisiana Business Corporation Law was repealed, including Section 83, and a new Louisiana Business Corporation Act being R.S. 12:1-101 et seq. became effective January 1, 2015.

              Under the Business Corporation Act, R.S. 12:§1-832, except to the extent the Articles of Incorporation limit or reject the protection against liability by said Section, no director or officer shall be liable to the corporation or its shareholders for money damages for any action taken, or failure to take action, as a director or officer, except for one of the following:

              (1)         Breach of the duty of loyalty to the corporation or the shareholders, (2) an intentional infliction of harm to the corporation or shareholders, (3) an intentional violation of criminal law or (4) a violation of 12:§1-833 which provides liability for unlawful distributions made by the directors. In addition, §1-851 of the Business Corporation Act provides that a corporation may indemnify an individual who is a party to a proceeding because the individual is a director, against liability incurred, if the director conducted himself in good faith and reasonably believed either that his conduct was in the best interest of the corporation, in the case of conduct in an official capacity, or in all other cases, that the director's conduct was at least not opposed to the best interest of the corporation or in the case of a criminal proceeding, the director had no reasonable cause to believe his or her conduct was unlawful.

              §1-852 of the Business Corporation Act provides that a corporation shall indemnify a director who was wholly successful on the merits or otherwise in the defense of any proceeding to which the director was a party because he was a director against expenses incurred by the director in connection with the proceeding. In addition, §1-853 provides that the corporation may, before final disposition, advance funds to pay or reimburse expenses incurred in a proceeding by an individual who is a party.

              §1-856 provides the corporation may indemnify and advance expenses of an officer who is a party because he or she is an officer of the corporation to the same extent as a director.

              In addition, a corporation may purchase and maintain insurance on behalf of an individual who is a director or officer of the corporation or who, while a director or officer of the corporation, serves at the corporation's request as a director or officer, etc., of another entity, whether or not the individual could be protected against the same liability to indemnify or advance expenses by the corporation.

              §1-1701 of the Business Corporation Act provides transition provisions stating that the new Act applies to all domestic corporations in existence on the effective date of the current law, January 1, 2015, that were incorporated under the laws of this state, except that §1-1703 provides the current law does not affect any action taken under the prior law before its repeal for any liability or obligation acquired, accrued or incurred before January 1, 2015.

              The foregoing statements are subject to the detailed provisions of the Business Corporation Act.

              Neither the Articles of Incorporation nor the Bylaws of the Louisiana entities specifies the extent to which the corporations may indemnify its officers or directors.

              (b)         PHC-Minden, L.P., PHC-Morgan City, L.P. and PHC-Opelousas, L.P. are registered under the laws of Louisiana.

              The text of the Louisiana statutes on Limited Partnerships does not address indemnification.

              The Agreements of Limited Partnership of PHC-Minden, L.P., PHC- Morgan City, L.P. and PHC-Opelousas, L.P. allow for indemnification to the fullest extent permitted by the laws under which it is organized.

Michigan Registrants

              (a)         Bell Physician Practices, Inc. is a nonprofit corporation organized under the laws of Michigan.

              Section 561 of the Michigan Nonprofit Corporation Act (the "MNCA") states that, unless otherwise provided by law or a corporation's articles of incorporation or bylaws, a corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that the person is or was a director or officer of the corporation. Such indemnity may be against expenses including attorneys' fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit, or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders or members, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the director or officer did not act in accordance with the applicable standard of conduct, as described in the preceding sentence.

              Section 562 of the MNCA provides that, unless otherwise provided by law or a corporation's articles of incorporation or bylaws, a corporation has the power to indemnify a person who was or is a party to or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director or officer of the corporation. Such indemnity may be against expenses, including attorneys' fees and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders or members. However, a corporation shall not indemnify a person for a claim, issue, or matter in which the person has been found liable to the corporation unless and only to the extent that the court in which the action or suit was brought or another court of competent jurisdiction has determined upon application that, despite the adjudication of liability but in view of all the relevant circumstances of the case, the person is fairly and reasonably entitled to indemnification for reasonable expenses incurred by the person.

              Pursuant to Section 563 of the MNCA, unless otherwise provided by law or a corporation's articles of incorporation or bylaws, to the extent that a director or officer has been successful on the merits or otherwise in defense of an action, suit, or proceeding, or in defense of a claim, issue, or matter in the action, suit, or proceeding, the successful director or officer shall be indemnified against actual and reasonable expenses, including attorneys' fees, incurred in connection with the action, suit, or proceeding and in any action, suit, or proceeding brought to enforce this mandatory indemnification.

              Section 564 provides that an indemnification under Section 561 or 562, unless ordered by a court, shall be made upon a determination that indemnification of the director or officer is proper under the circumstances because such director or officer met the applicable standard of conduct provided in such Section. The determination shall be made in one of the following ways:

                  (a)         By a majority vote of a quorum of the board of directors of the corporation consisting of directors who were not parties to the action, suit, or proceeding.

                  (b)         If the quorum described in subsection (a) above is not obtainable, then by a majority vote of a committee of directors who are not parties to the action, suit or proceeding. The committee shall consist of not less than two disinterested directors.

                  (c)          By independent legal counsel in a written opinion.

                  (d)         By the shareholders or members of the corporation, except those who are parties or threatened to be made parties to the action, suit or proceeding.

              Section 565 provides that the indemnification afforded under the foregoing Sections of the MNCA is not exclusive of other rights to which a director or officer seeking indemnification may be entitled under the articles of incorporation, bylaws, or a contractual agreement, and such indemnification shall inure to the benefit of the heirs, executors and administrators of the director or officer. Further, a right of indemnification under a provision of the articles of incorporation or bylaws is not eliminated or impaired by an amendment to such provision after the occurrence of the act or omission for which indemnification is sought, unless the provision explicitly authorizes such elimination or impairment after the act or omission has occurred.

              Section 567 of the MNCA, in general, permits a corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against the person and incurred by the person in any such capacity, or arising out of the person's status as director or officer, whether or not the corporation would have power to indemnify the person against liability under the above described Sections of the MNCA.

              The Bylaws of Bell Physician Practices, Inc. require the corporation to indemnify its officers and directors against all reasonable expenses incurred in defending claims or suits brought against them as officers or directors, and against all liability in such suits, irrespective of the time the claims or causes of action in such suits occurred, except in cases involving the gross negligence or willful misconduct of the officer or director in the performance of his or her duties as such. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions, and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification shall also extend to the payment of legal fees and expenses of such officers and directors in suits against them, whether defended successfully or unsuccessfully, provided there is no finding or judgment that the claim or action arose from gross negligence or willful misconduct. Such right of indemnification shall not be exclusive of any rights an officer or director of the corporation may have under applicable law and shall also apply to the estates of deceased officers and directors.

              (b)         Acquisition Bell Hospital, LLC is a limited liability company organized under the laws of Michigan.

              Section 216 of the Michigan Limited Liability Company Act (the "MLLCA") provides that, except as otherwise provided in an operating agreement, a limited liability company may indemnify, hold harmless, and defend a member, manager, or other person from and against any and all losses, expenses, claims, and demands sustained by that person, except that the company may not indemnify the person for liability in connection with the receipt of a financial benefit to which the person is not entitled, voting or assenting to a distribution in violation of the company's operating agreement or the law, or a knowing violation of the law.

              Section 216 further provides that, except as otherwise provided in an operating agreement, a limited liability company may purchase and maintain insurance on behalf of a member, manager, or other person against any liability or expense asserted against or incurred by that person, whether or not the company may indemnify that person under Section 216.

              The Limited Liability Company Agreement of Acquisition Bell Hospital, LLC provides that the company shall indemnify and hold harmless each officer and the sole Member and manager of the company (being LifePoint Holdings 2, LLC), and its officers, directors and managers, to the fullest extent permitted by the MLLCA.

Mississippi Registrant

              (a)         PHC-Cleveland, Inc. is incorporated under the laws of Mississippi.

              Article 8, Subarticle E of the Mississippi Business Corporation Act ("MBCA") permits Mississippi corporations to indemnify officers and directors if the officer or director:

                  1)           (i)          Conducted himself in good faith; and

                      (ii)         Reasonably believed:

                        (A)        In the case of conduct in his official capacity, that his conduct was in the best interests of the corporation; and

                        (B)         In all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

                      (iii)        In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or

                  2)           He engaged in conduct for which broader indemnification has been made permissible or obligatory under the Articles of Incorporation as provided in MBCA Section 79-4-2.02(b)(5).

              MBCA Section 79-4-2.02(b)(5) permits the corporation to include an obligatory indemnification for directors in its Articles of Incorporation for any action taken, or any failure to take any action, as a director other than:

    1)
    distributions made in excess of standards established by Mississippi law or in the corporation's articles of incorporation, for which Section 79-4-8.33 imposes personal liability on directors to the corporation; and

    2)
    circumstances where, in his performance as a director, a director has received a financial benefit to which he is not entitled, he intentionally inflicts harm on the corporation or its stockholders or he intentionally violates any criminal law.

              Indemnification is authorized upon a determination that the person to be indemnified has met the applicable standard of conduct required. The law further permits the advancement of expenses incurred in defense upon receipt by the corporation of a written affirmation by the director of his good faith belief that he has met the applicable standard of conduct required, or that the proceeding involves conduct for which liability has been eliminated under the Articles of Incorporation, and a written undertaking by or on behalf of the director to repay such advance if it is ultimately determined that he did not meet the standard of conduct.

              Section 79-4-8.56 of the MBCA permits a Mississippi corporation to indemnify any officer to the same extent as to a director. Indemnification of officers and directors against reasonable expenses is mandatory under Section 79-4-8.52 of the MBCA to the extent the officer or director is wholly successful on the merits or otherwise in the defense of any action or suit against him giving rise to a claim of indemnification. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person could be indemnified under the statute.

              Neither the Articles of Incorporation nor the Bylaws of PHC-Cleveland, Inc. specifies the extent to which the corporation may indemnify its officers or directors.

Nevada Registrants

              (a)         PHC-Elko, Inc., PHC-Knox, Inc., Principal Hospital Company of Nevada, Inc. and PHC-Palestine, Inc. are incorporated under the laws of Nevada.

              Chapter 78 of the Nevada Revised Statutes ("NRS") allows directors and officers to be indemnified against liabilities they may incur while serving in such capacities. Under the applicable statutory provisions, the registrant may indemnify its directors or officers who were or are a party or are threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that they are or were directors or officers of the corporation, or are or were serving at the request of the corporation as directors or officers of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by them in connection with the action, suit, or proceeding, unless it is ultimately determined by a court of competent jurisdiction that they breached their fiduciary duties by intentional misconduct, fraud, or a knowing violation of law or did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. In addition, the applicable statutory provisions mandate that the registrant indemnify its directors and officers who have been successful on the merits or otherwise in defense of any action, suit, or proceeding against expenses, including attorneys' fees, actually and reasonably incurred by them in connection with the defense. The registrant may include a provision in the Articles of Incorporation or bylaws requiring it to advance expenses incurred by directors or officers in defending any such action, suit, or proceeding upon receipt of written confirmation from such officers or directors that they have met certain standards of conduct and an undertaking by or on behalf of such officers or directors to repay such advances if it is ultimately determined that they are not entitled to indemnification by the registrant.

              The Articles of Incorporation of Principal Hospital Company of Nevada, Inc. provide that the corporation shall indemnify, and upon request shall advance expenses to, in the manner and the full extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise. To the full extent permitted by law, the indemnification and advances provided for therein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement.

              Neither the Articles of Incorporation nor the Bylaws of PHC- Elko, Inc., PHC-Knox, Inc. or PHC-Palestine, Inc. specifies the extent to which the corporation may indemnify its officers or directors.

New Mexico Registrants

              (a)         PHC-Las Cruces, Inc. and PHC-Los Alamos, Inc. are incorporated under the laws of New Mexico.

              Section 53-11-4.1 of the New Mexico Business Corporation Act permits a corporation to indemnify any person made (or threatened to be made) a party to any proceeding by reason of the fact that the person is or was a director (or, unless limited by its articles of incorporation, an officer, employee or agent) of the corporation if (i) the person acted in good faith, (ii) the person reasonably believed (a) in the case of conduct in the person's official capacity with the corporation, that the person's conduct was in its best interests, and (b) in all other cases, that the person's conduct was at least not opposed to its best interests, and (iii) in the case of any criminal proceeding, the person had no reasonable cause to believe the person's conduct was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses, actually incurred by the person in connection with the proceeding, except that, if the proceeding was by or in the right of the corporation, indemnification may be made only against such reasonable expenses and shall not be made in respect of any proceeding in which the person shall have been adjudged to be liable to the corporation. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, be determinative that the person did not meet the requisite standard of conduct. However, a director, officer, employee, or agent may not be indemnified in respect of any proceeding alleging improper personal benefit to the person, whether or not involving action in the person's official capacity, in which the person has been adjudged to be liable on the basis that the personal benefit was improperly received. Indemnification must be authorized in the specific case after a determination has been made that indemnification is permissible in the circumstances because the person met the standard of conduct. In some instances, indemnification of a director may be mandatory or, upon the application of a director, may be ordered by a court. Section 53-11-4.1 provides for the advancement of expenses of directors, officers, employees, and agents in specified circumstances. The indemnification authorized by Section 53-11-4.1 is not exclusive of any other rights to which those seeking indemnification may be entitled under the articles of incorporation, the bylaws, an agreement, a resolution of shareholders or directors or otherwise.

              The Certificates of Incorporation of PHC-Las Cruces, Inc. and PHC- Los Alamos, Inc. provide that the Corporation shall indemnify, and upon request shall advance expenses to, in the manner and the full extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise. To the full extent permitted by law, the indemnification and advances provided for herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement.

Oregon Registrant

              (a)         Brim Hospitals, Inc. is incorporated under the laws of Oregon.

              Sections 60.391 and 60.407 of the Oregon Business Corporation Act (the "OBCA") provide that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than (i) an action by or in the right of the corporation in which they were adjudged liable to the corporation or (ii) an action in which they were adjudged liable for improperly receiving a personal benefit), if their conduct was in good faith and they reasonably believed that their conduct was in or at least not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, they did not have reasonable cause to believe their conduct was unlawful.

              The Restated Articles of Incorporation of Brim Hospitals, Inc. provides that the corporation may indemnify to the fullest extent permitted by law any person who is made or threatened to be made a party to, witness in, or otherwise involved in, any action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including any action, suit or proceeding by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the corporation, or serves or served at the request of the corporation as a director, officer, employee or agent or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust, or other enterprise. Any indemnification provided pursuant to this paragraph shall not be exclusive of any rights to which the person indemnified may otherwise be entitled under any provision of articles of incorporation, bylaw, agreement, statute, policy of insurance, vote of shareholders or board of directors, or otherwise.

              For purposes of the paragraph above, the term "to the fullest extent permitted by law" shall include, without limitation, to the fullest extent permitted by any provision in the OBCA that authorizes a corporation to provide indemnification, by agreement, article, bylaw or otherwise, in addition to the permissible indemnification specifically authorized and set forth in the OBCA.

Pennsylvania Registrant

              (a)         PHC-Ashland, L.P. is registered under the laws of Pennsylvania.

              Section 8510 of the Pennsylvania Revised Uniform Limited Partnership Act (the "Pennsylvania RULPA") provides that, subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other persons from and against any and all claims and demands whatsoever; provided, however, that such indemnification shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. Pennsylvania consolidated statutes 1 Pa. C. S. 1991 defines "Person" as a corporation, partnership, limited liability company, business trust, other association, government entity (other than the Commonwealth), estate, trust, foundation or natural person.

              Neither the Certificate of Limited Partnership nor the Agreement of Limited Partnership specifies the extent to which the partnership may indemnify its partners or officers.

Tennessee Registrants

              (a)         LifePoint Medical Group-Hillside, Inc., PHC- Aviation, Inc., PHC-Tennessee, Inc. and Principal-Needles, Inc. are incorporated under the laws of Tennessee.

              The Tennessee Business Corporation Act ("TBCA") sets forth in Sections 48-18-502 through 48-18-508 the circumstances governing the indemnification of directors and officers of a corporation against liability incurred in the course of their official capacities. Section 48-18-502 of the TBCA provides that a corporation may indemnify any director against liability incurred in connection with a proceeding if (i) the director acted in good faith, (ii) the director reasonably believed, in the case of conduct in his or her official capacity with the corporation, that such conduct was in the corporation's best interest, or, in all other cases, that his or her conduct was not opposed to the best interests of the corporation and (iii) in connection with any criminal proceeding, the director had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer is adjudged to be liable to the corporation. Similarly, the TBCA prohibits indemnification in connection with any proceeding charging improper personal benefit to a director, if such director is adjudged liable on the basis that a personal benefit was improperly received. In cases where the director is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director of a corporation, Section 48-18-503 of the TBCA mandates that the corporation indemnify the director against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, Section 48-18-505 of the TBCA provides that a court of competent jurisdiction, upon application, may order that a director or officer be indemnified for reasonable expense if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met. Officers who are not directors are entitled, through the provisions of Section 48-18-507 of the TBCA, to the same indemnification afforded to directors under Sections 48-18-503 and 48-18-505.

              The Bylaws of LifePoint Medical Group—Hillside, Inc. provides that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

              The Charters of PHC-Aviation, Inc. and PHC-Tennessee, Inc. provide that the corporation shall, to the fullest extent permitted by the provisions of the TBCA, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said provisions from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said provisions, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

              The Charter of Principal-Needles, Inc. provides:

                  (a)         The corporation shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any Member, Representative and Manager (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, by reason of the fact that such person is or was a Member, Representative or Manager of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, manager, representative, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise (an "indemnitee"). Notwithstanding the foregoing, the corporation shall not indemnify any such indemnitee (a) in any proceeding by the corporation against such indemnitee; or (b) if a judgment or other final adjudication adverse to the indemnitee establishes his liability for (i) any breach of the duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful distributions under Section 48-18-304 of the TBCA, to the same indemnification afforded to directors under Sections 48- 18-503 and 48-18-505.

                  (b)         The rights to indemnification and advancement of expenses set forth in the paragraph above are intended to be greater than those which are otherwise provided for in the TBCA, are contractual between the corporation and the person being indemnified, his heirs, executors and administrators, and, with respect to the above paragraph are mandatory, notwithstanding a person's failure to meet the standard of conduct required for permissive indemnification under the TBCA, as amended from time to time. The rights to indemnification and advancement of expenses set forth in the paragraph above are nonexclusive of other similar rights which may be granted by law, this Charter, the bylaws, a resolution of the board of directors or shareholders of the corporation, or an agreement with the corporation, which means of indemnification and advancement of expenses are hereby specifically authorized.

                  (c)          Any repeal or modification of the provisions of these paragraphs, either directly or by the adoption of an inconsistent provision of this Agreement, shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification. In addition, if an amendment to the Act limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under the provisions above which occur subsequent to the effective date of such amendment.

              (b)         SST Community Health, L.L.C. is a registered limited liability company under laws of Tennessee.

              Section 48-243-101 of the Tennessee Limited Liability Company Act (the "TLLCA") provides that a limited liability company may indemnify governors, officers and members of the limited liability company against liability if (1) the individual acted in good faith and (2) reasonably believed that such individual's conduct in his or her official capacity was in the best interest of the limited liability company and in all other cases that such individual's conduct was at least not opposed to the best interests of the limited liability company and (3) in a criminal proceeding, the individual had no cause to believe such individual's conduct was unlawful. Section 48-243-101(b) also provides that unless otherwise provided by its articles of organization, a limited liability company may not indemnify a responsible person in connection with a proceeding to which the responsible person was adjudged liable to the limited liability company or in connection with a proceeding whereby such responsible person is adjudged liable to the limited liability company for receiving an improper personal benefit. Section 48-243-101(c) of the TLLCA provides that unless otherwise provided by its articles of organization, a limited liability company shall indemnify a responsible person who was wholly successful in the defense of a proceeding against that person as a responsible person for the limited liability company.

              Section 48-243-101(h) of the TLLCA authorizes a limited liability company to purchase and maintain insurance on behalf of any person who is or was a responsible person, manager, officer, employee, independent contractor, or agent of the limited liability company, or who while a responsible person, manager, officer, employee, independent contractor, or agent of the limited liability company, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the limited liability company would otherwise have the power to indemnify him under Section 48-243-101(b)-(c) of the TLLCA.

              Section 48-243-101(i) of the TLLCA prohibits indemnification if a responsible person is adjudged liable for a breach of the duty of loyalty to the limited liability company or its members or for acts or omissions not in good faith that involve intentional misconduct or a knowing violation of law.

              The Amended and Restated Operating Agreement of SST Community Health, L.L.C. provides that the Company shall indemnify and hold harmless each officer and the Member and its partners, shareholders, officers, directors, managers, employees, agents and representatives and the partners, shareholders, officers, directors, managers, employees, agents and representatives of such persons to the fullest extent permitted by the TLLCA.

Texas Registrants

              (a)         Mexia-Principal, Inc., Palestine- Principal G.P., Inc. and PRHC-Ennis G.P., Inc. are incorporated under the laws of Texas.

              Section 8.051 of the Texas Business Organizations Code (the "TBOC") applies to each form of entity in Texas and states that: (a) An enterprise shall indemnify a governing person, former governing person, or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a governing person or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. (b) A court that determines, in a suit for indemnification, that a governing person, former governing person, or delegate is entitled to indemnification under this section shall order indemnification and award to the person the expenses incurred in securing the indemnification.

              Section 8.052 states that (a) On application of a governing person, former governing person, or delegate and after notice is provided as required by the court, a court may order an enterprise to indemnify the person to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. (b) This section applies without regard to whether the governing person, former governing person, or delegate applying to the court satisfies the requirements of Section 8.101 or has been found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person's official capacity. (c) The indemnification ordered by the court under this section is limited to reasonable expenses if the governing person, former governing person, or delegate is found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person's official capacity.

              Section 8.101 states that (a) An enterprise may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding to the extent permitted by Section 8.102 if it is determined in accordance with Section 8.103 that: (1) the person: (A) acted in good faith; (B) reasonably believed: (i) in the case of conduct in the person's official capacity, that the person's conduct was in the enterprise's best interests; and (ii) in any other case, that the person's conduct was not opposed to the enterprise's best interests; and (C) in the case of a criminal proceeding, did not have a reasonable cause to believe the person's conduct was unlawful; (2) with respect to expenses, the amount of expenses other than a judgment is reasonable; and (3) indemnification should be paid. (b) Action taken or omitted by a governing person or delegate with respect to an employee benefit plan in the performance of the person's duties for a purpose reasonably believed by the person to be in the interest of the participants and beneficiaries of the plan is for a purpose that is not opposed to the best interests of the enterprise. (c) Action taken or omitted by a delegate to another enterprise for a purpose reasonably believed by the delegate to be in the interest of the other enterprise or its owners or members is for a purpose that is not opposed to the best interests of the enterprise. (d) A person does not fail to meet the standard under Subsection (a)(1) solely because of the termination of a proceeding by: (1) judgment; (2) order; (3) settlement; (4) conviction; or (5) a plea of nolo contendere or its equivalent.

              Section 8.102 states that (a) Subject to Subsection (b), an enterprise may indemnify a governing person, former governing person, or delegate against: (1) a judgment; and (2) expenses, other than a judgment, that are reasonable and actually incurred by the person in connection with a proceeding. (b) Indemnification under this subchapter of a person who is found liable to the enterprise or is found liable because the person improperly received a personal benefit: (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding; (2) does not include a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan; and (3) may not be made in relation to a proceeding in which the person has been found liable for: (A) willful or intentional misconduct in the performance of the person's duty to the enterprise; (B) breach of the person's duty of loyalty owed to the enterprise; or (C) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the enterprise. (c) A governing person, former governing person, or delegate is considered to have been found liable in relation to a claim, issue, or matter only if the liability is established by an order, including a judgment or decree of a court, and all appeals of the order are exhausted or foreclosed by law.

              Neither the Articles of Incorporation nor the Bylaws of Mexia- Principal, Inc., Palestine-Principal G.P., Inc., or PRHC- Ennis G.P., Inc. specifies the extent to which the corporation may indemnify its officers or directors.

              (b)         Texas Specialty Physicians is a non-profit corporation under the laws of Texas.

              The relevant sections of the TBOC referenced above may apply equally to limited liability companies to the extent they provide as such in their organizational documents.

              The Bylaws of Texas Specialty Physicians provide that it will indemnify a director, officer, member, committee member, employee, or agent of the corporation who was, is, or may be named defendant or respondent in any proceeding as a result of his or her actions or omissions within the scope of his or her official capacity in the corporation. For the purposes of this article, an agent includes one who is or was serving at the corporation's request as a director, officer, partner, venturer, proprietor, trustee, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise. The corporation will indemnify a person only if he or she acted in good faith and reasonably believed that his or her conduct was in the corporation's best interests. In case of a criminal proceeding, the person may be indemnified only if he or she had no reasonable cause to believe that the conduct was unlawful. The corporation will not indemnify a person who is found liable to the corporation or is found liable to another on the basis of improperly receiving a personal benefit from the corporation. A person is conclusively considered to have been found liable in relation to any claim, issue, or matter if the person has been adjudged liable by a court of competent jurisdiction and all appeals have been exhausted. Termination of a proceeding by judgment, order, settlement, conviction, or on a plea of nolo contendere or its equivalent does not necessarily preclude indemnification by the corporation. In addition to the situations otherwise described in this paragraph, the corporation may indemnify a director, officer, member, committee member, employee, or agent of the corporation to the extent permitted by law. However, it will not indemnify any person in any situation in which indemnification is prohibited.

              (c)          Palestine Principal Healthcare Limited Partnership, Mexia Principal Healthcare Limited Partnership and PRHC-Ennis, L.P. are registered under the laws of Texas.

              The relevant sections of the TBOC referenced above may apply equally to partnerships to the extent they provide as such in their organizational documents.

              The Amended and Restated Limited Partnership Agreement of Palestine Principal Healthcare Limited Partnership provides that the General Partner, its employees, agents and assigns, shall be indemnified by the Partnership against any and all claims, demands and losses whatsoever if: (i) the indemnitee conducted itself in good faith; and (ii) reasonably believed (a) in the case of conduct in its official capacity with the Partnership, that its conduct was in its best interests and (b) in all other cases, that its conduct was at least not opposed to its best interests; and (iii) in the case of any criminal proceeding, it had no reasonable cause to believe its conduct was unlawful.

              Mexia Principal Healthcare Limited Partnership and PRHC-Ennis, L.P. Limited Partnership Agreements allow for indemnification to the fullest extent permitted by the laws under which it is organized.

Virginia Registrants

              (a)         Clinch Valley Medical Center, Inc. and PHC- Martinsville, Inc. are incorporated under the laws of Virginia.

              Under the Virginia Stock Corporation Act (the "VSCA"), a Virginia corporation generally is authorized to indemnify its directors and officers in civil and criminal actions if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. In addition, a Virginia corporation may indemnify any director or officer for reasonable expenses incurred in any legal proceeding in advance of final disposition of the proceeding, if the director or officer furnishes the corporation with a written statement of his or her good faith belief that he or she has met the standard of conduct prescribed by the Code of Virginia and furnishes the corporation with a written undertaking to repay any funds advanced if it is ultimately determined that he or she did not meet the relevant standard of conduct. In a proceeding by or in the right of the corporation, no indemnification shall be made, unless lawfully ordered by a court, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director met the relevant standard of conduct. In any other proceeding, no indemnification shall be made, unless lawfully ordered by a court, if the director or officer is adjudged liable to the corporation on the basis that he or she improperly received a personal benefit. Moreover, a corporation shall, unless limited by its articles of incorporation, indemnify a director or officer for reasonable expenses incurred who entirely prevails in the defense of any proceeding to which he or she was a party because he or she is or was a director of the corporation.

              The VSCA caps the liability for monetary damages of a director or officer in a shareholder or derivative proceeding, and allows a corporation to provide complete indemnity for such actions if the indemnity is specified in the articles of incorporation or, if approved by the shareholders, in the bylaws, except against willful misconduct or a knowing violation of the criminal law. This elimination of liability will not apply in the event of willful misconduct or a knowing violation of criminal law or any federal or state securities law. Sections 13.1-692.1 and 13.1-696 through 704 of the VSCA are incorporated into this paragraph by reference. Virginia corporations are also permitted to purchase and maintain insurance on behalf of an individual who is or was a director or officer against liability asserted against or incurred by him in that capacity or arising from his status as a director or officer, whether or not the corporation would have power to indemnify him against the same liability under the Code.

              The Bylaws of Clinch Valley Medical Center, Inc. provide that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

              The Articles of Incorporation of PHC-Martinsville, Inc. provide:

                  a)           The corporation shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative or otherwise, by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the Company as a director, officer, partner, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise (an "indemnitee"). Notwithstanding the foregoing, the corporation shall not indemnify any such indemnitee (1) in any proceeding by the corporation against such indemnitee; or (2) if a judgment or other final adjudication adverse to the indemnitee establishes his liability for (i) any breach of the duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful insider trading or manipulation of the market under Section 13.1-692 of the VSCA.

                  b)           The rights to indemnification and advancement of expenses set forth in the paragraph above are intended to be greater than those which are otherwise provided for in the VSCA, are contractual between the corporation and the person being indemnified, his heirs, executors and administrators, and, with respect to the above paragraph are mandatory, notwithstanding a person's failure to meet the standard of conduct required for permissive indemnification under the VSCA as amended from time to time. The rights to indemnification and advancement of expenses set forth in the paragraph above are nonexclusive of other similar rights which may be granted by law, these Articles of Incorporation, the bylaws, a resolution of the board of directors or shareholders of the corporation, or an agreement with the corporation, which means of indemnification and advancement of expenses are hereby specifically authorized.

                  c)           Any repeal or modification of the provisions of these paragraphs, either directly or by the adoption of an inconsistent provision of these Articles of Incorporation, shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification. In addition, if an amendment to the VSCA limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under the provisions above which occur subsequent to the effective date of such amendment.

              (b)         Clinch Valley Physicians Associates, LLC, Clinch Valley Pulmonology, LLC, Clinch Valley Urology, LLC, Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC and Orthopedics of Southwest Virginia, LLC are registered under the laws of Virginia.

              Section 13.1-1009(16) of the Virginia Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.

              The Operating Agreements of Clinch Valley Physicians Associates, LLC, Clinch Valley Pulmonology, Clinch Valley Urology, LLC and Orthopedics of Southwest Virginia, LLC provide that the Company shall indemnify and hold harmless each manager and the Member and its partners, shareholders, officers, directors, managers, employees, agents and representatives and the partners, shareholders, officers, directors, managers, employees, agents and representatives of such persons to the fullest extent permitted by the law.

              The Operating Agreement of Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC provides:

                  a)           the Company shall indemnify the Member or any officer of the Company (as such, an "Indemnified Party") who was or is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (a "Proceeding"), including a Proceeding brought on behalf of the Member, because such Indemnified Party is or was a Member or officer of the Company, or is or was serving at the request of the Company as a manager, director, trustee, partner or officer of another entity, against any liability and reasonable expenses (including reasonable attorneys' fees) incurred by such Indemnified Party in connection with such Proceeding unless such Indemnified Party has engaged in willful misconduct or a knowing violation of the criminal law or has knowingly exceeded the authority granted by or pursuant to this Agreement, or unless such Proceeding is to enforce contractual obligations of a Member under this Agreement or otherwise. No amendment of this Section shall have any effect on the rights provided herein with respect to any act or omission occurring prior to such amendment.

                  b)           The Company shall make advances or reimbursements for reasonable expenses (including attorneys' fees) incurred by any Indemnified Party claiming indemnification under this Section, unless it has been determined that such Indemnified Party is not entitled to indemnification because of a failure to meet the standards set forth in this Section. Such advances or reimbursements shall be conditioned upon receipt from the Indemnified Party claiming indemnification of a written undertaking to repay the amount of such advances or reimbursements if it is ultimately determined that such Indemnified Party is not entitled to indemnification.

                  c)           The determination that indemnification under this Section is permissible, and the reasonableness of expenses and attorneys' fees, shall be determined by the Member. These determinations may be made before or after a claim for indemnification is made.

                  d)           No Indemnified Party shall be entitled to indemnification pursuant to this Section to the extent such Indemnified Party is entitled to indemnification by or from another person or entity, including an insurer.

                  e)           The Company may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Section.

Washington Registrant

              (a)         Care Health Company, Inc. is incorporated under the laws of Washington.

              Sections 23B.08.560 and 23B.08.570 of the Washington Business Corporation Act (the "WBCA") provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal, administrative or investigative other than indemnification claims for (i) acts or omissions finally adjudged to be intentional misconduct or a knowing violation of law, (ii) unlawful distributions under Section 23B.08.310 of the WCBA; or (iii) any transaction in which it was finally adjudged the director received a benefit to which the director was not entitled.

              The WBCA further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 23B.08.510 or Section 23B.08.520.

              The Articles of Incorporation of Care Health Company, Inc. provide that the corporation shall indemnify any individual made a party to a proceeding because that individual is or was a director of the corporation and shall advance or reimburse the reasonable expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitation in RCW 23B.08.510 through 23B.08.550 of the Washington Business Corporation Act, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the articles of incorporation, to the full extent and under all circumstances permitted by applicable law. Any repeal or modification of this Article by the shareholders of this corporation shall not adversely affect any right of any individual who is or was a director of the corporation which existed at the time of such repeal or modification. The Bylaws of Care Health Company, Inc. allow for indemnification to the fullest extent permitted by the laws under which it is organized.

West Virginia Registrants

              (a)         West Virginia Management Services Organization, Inc. and Zone, Incorporated are incorporated under the laws of West Virginia.

              Chapter 31D, Article 8 of the West Virginia Code of 1931, as amended, requires indemnification of officers and directors against reasonable to the extent the officer or director is wholly successful on the merits or otherwise in the defense of any action or suit against him giving rise to a claim of indemnification. In addition, the Code of West Virginia generally permits a West Virginia corporation to indemnify its directors and officers in civil and criminal actions if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful.

              A West Virginia corporation may indemnify any director or officer for reasonable expenses incurred in any legal proceeding in advance of final disposition of the proceeding, if the director or officer furnishes the corporation with a written statement of his or her good faith belief that he or she has met the standard of conduct prescribed by the Code of West Virginia and furnishes the corporation with a written undertaking to repay any funds advanced if it is ultimately determined that he or she did not meet the relevant standard of conduct. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person could be indemnified under the statute

              The Articles of Incorporation of West Virginia Management Services Organization, Inc. provide that the corporation shall, to the fullest extent permitted by the law, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expense, liabilities, or other matters referred to or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity, and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

              The Bylaws of West Virginia Management Services Organization, Inc. provide that the Corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the Corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the Corporation or amounts paid in settlement to the Corporation. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

              The Certificate of Incorporation of Zone, Incorporated provides that any director or officer shall be indemnified by this corporation against expenses actually and necessarily incurred by him in connection with the defense of any action, suit, or proceeding, civil or criminal, in which he is made a party by reason of being or having been such director or officer, except in relation to matters as to which he would be adjudged in such action, suit or proceeding, to be liable for negligence or misconduct in the performance of duty to the corporation.

              The Bylaws of Zone, Incorporated provide that the Corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the Corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the Corporation or amounts paid in settlement to the Corporation. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

              (b)         Raleigh General Hospital, LLC is registered under the laws of West Virginia.

              Section 31B-4-403 of the West Virginia Uniform Limited Liability Company Act discusses members' and managers' rights to payments and reimbursement. A limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property. A limited liability company shall reimburse a member for an advance to the company beyond the amount of contribution the member agreed to make. A payment or advance made by a member that gives rise to an obligation of a limited liability company under the West Virginia statute constitutes a loan to the company upon which interest accrues from the date of the payment or advance. A member is not entitled to remuneration for services performed for a limited liability company, except for reasonable compensation for services rendered in winding up the business of the company.

              The Operating Agreement of Raleigh General Hospital, LLC provides that the Company shall indemnify and hold harmless each manager and the Member and its partners, shareholders, officers, directors, managers, employees, agents and representatives and the partners, shareholders, officers, directors, managers, employees, agents and representatives of such persons to the fullest extent permitted by the West Virginia Uniform Limited Liability Company Act.

Item 16.    Exhibits

Exhibit Number		Description of Exhibits
1.1		Form of Underwriting Agreement.*
3.1	—
Amended and Restated Certificate of Incorporation (incorporated by reference from exhibits to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. on April 19, 2005, File No. 333- 124151).
3.2	—
Fifth Amended and Restated By-Laws of LifePoint Hospitals, Inc. (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated September 15, 2014, File No. 000-51251).
4.1	—	Form of Senior Debt Securities Indenture.
4.2	—	Form of Subordinated Debt Securities Indenture.
4.3	—	Form of Senior Debt Securities (included in exhibit 4.1).
4.4	—	Form of Subordinated Debt Securities (included in exhibit 4.2).
4.5	—	Form of certificate of designation of preferred stock.*
4.6	—	Form of Warrant.*
4.7	—
Amended and Restated Rights Agreement, dated February 25, 2009, by and between LifePoint Hospitals, Inc. and American Stock Transfer & Trust Company, LLC (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated February 25, 2009, File No. 000-51251).
5.1	—	Opinion of White & Case LLP.
5.2	—	Opinion of Waller Lansden Dortch & Davis, LLP.
5.3	—	Opinion of Waller Lansden Dortch & Davis, LLP.
5.4	—	Opinion of Waller Lansden Dortch & Davis, LLP.

Exhibit Number		Description of Exhibits
5.5	—	Opinion of Waller Lansden Dortch & Davis, LLP.
5.6	—	Opinion of Coppersmith Brockelman PLC.
5.7	—	Opinion of Gordon & Rees, LLP.
5.8	—	Opinion of Bingham Greenebaum Doll LLP.
5.9	—	Opinion of Polsinelli PC.
5.10	—	Opinion of Hancock, Daniel, Johnson & Nagle, P.C.
5.11	—	Opinion of Hancock, Daniel, Johnson & Nagle, P.C.
5.12	—	Opinion of Hancock, Daniel, Johnson & Nagle, P.C.
5.13	—	Opinion of Hancock, Daniel, Johnson & Nagle, P.C.
5.14	—	Opinion of Taylor Porter Brooks & Phillips, L.L.P.
5.15	—	Opinion of Plunkett Cooney, P.C.
5.16	—	Opinion of Gordon & Silver, Ltd.
5.17	—	Opinion of Lewis Roca Rothgerber LLP.
5.18	—	Opinion of Stoel Rives LLP.
5.19	—	Opinion of Stoel Rives LLP.
5.20	—	Opinion of Stradley Ronon Stevens & Young, LLP.
12.1	—
Statement Regarding Computation of Ratio of Earnings to Fixed Charges (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Annual Report on Form 10-K dated February 12, 2015, File No. 000-51251).
23.1	—	Consent of White & Case LLP (included in its opinion filed as Exhibit 5.1).
23.2	—	Consent of Waller Lansden Dortch & Davis, LLP (included in its opinion filed as Exhibit 5.2).
23.3	—	Consent of Waller Lansden Dortch & Davis, LLP (included in its opinion filed as Exhibit 5.3).
23.4	—	Consent of Waller Lansden Dortch & Davis, LLP (included in its opinion filed as Exhibit 5.4).
23.5	—	Consent of Waller Lansden Dortch & Davis, LLP (included in its opinion filed as Exhibit 5.5).
23.6	—	Consent of Coppersmith Brockelman PLC (included in its opinion filed as Exhibit 5.6).
23.7	—	Consent of Gordon & Rees, LLP (included in its opinion filed as Exhibit 5.7).
23.8	—	Consent of Bingham Greenebaum Doll LLP (included in its opinion filed as Exhibit 5.8).
23.9	—	Consent of Polsinelli PC (included in its opinion filed as Exhibit 5.9).
23.10	—	Consent of Hancock, Daniel, Johnson & Nagle, P.C. (included in its opinion filed as Exhibit 5.10).

Exhibit Number		Description of Exhibits
23.11	—	Consent of Hancock, Daniel, Johnson & Nagle, P.C. (included in its opinion filed as Exhibit 5.11).
23.12	—	Consent of Hancock, Daniel, Johnson & Nagle, P.C. (included in its opinion filed as Exhibit 5.12).
23.13	—	Consent of Hancock, Daniel, Johnson & Nagle, P.C. (included in its opinion filed as Exhibit 5.13).
23.14	—	Consent of Taylor Porter Brooks & Phillips, L.L.P. (included in its opinion filed as Exhibit 5.14).
23.15	—	Consent of Plunkett Cooney, P.C. (included in its opinion filed as Exhibit 5.15).
23.16	—	Consent of Gordon & Silver, Ltd. (included in its opinion filed as Exhibit 5.16).
23.17	—	Consent of Lewis Roca Rothgerber LLP (included in its opinion filed as Exhibit 5.17).
23.18	—	Consent of Stoel Rives LLP (included in its opinion filed as Exhibit 5.18).
23.19	—	Consent of Stoel Rives LLP (included in its opinion filed as Exhibit 5.19).
23.20	—	Consent of Stradley Ronon Stevens & Young, LLP (included in its opinion filed as Exhibit 5.20).
23.21	—	Consent of Independent Registered Public Accounting Firm.
24.1	—	Powers of Attorney (included on the signature pages hereto).
25.1	—	Form T-1 Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A. under the Trust Indenture Act of 1939, as amended, of Trustee for the form of the Senior Debt Securities Indenture.
25.2	—
Form T-1 Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A. under the Trust Indenture Act of 1939, as amended, of Trustee for the form of the Subordinated Debt Securities Indenture.

*
To be filed, if necessary, with an amendment to the registration statement or as an exhibit to a document incorporated by reference herein.

Item 17.    Undertakings

              (a)         Each of the undersigned registrants hereby undertakes:

    (1)
    To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

    (i)
    to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

    (ii)
    to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

      (iii)
      To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

    (2)
    That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3)
    To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (4)
    That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

    A.
    Each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

    B.
    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

    (5)
    That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

    (i)
    Any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

    (ii)
    Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned Registrant or used or referred to by an undersigned Registrant;

    (iii)
    The portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

    (iv)
    Any other communication that is an offer in the offering made by an undersigned Registrant to the purchaser.

              (b)         That, for purposes of determining any liability under the Securities Act of 1933, each filing of Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (c)          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of a Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

              (d)         The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the SEC under section 305(b)(2) of the Act.

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, LifePoint Hospitals, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint Hospitals, Inc.
	By:	/s/ WILLIAM F. CARPENTER III William F. Carpenter III Chief Executive Officer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ WILLIAM F. CARPENTER III William F. Carpenter III	Chairman and Chief Executive Officer, Director (Principal Executive Officer)	February 27, 2015
/s/ LEIF M. MURPHY Leif M. Murphy	Executive Vice President, Chief Financial Officer and Chief Development Officer	February 27, 2015
/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 27, 2015
/s/ GREGORY T. BIER Gregory T. Bier	Director	February 27, 2015

Signature	Title	Date

/s/ RICHARD H. EVANS Richard H. Evans	Director	February 27, 2015
/s/ DEWITT EZELL, JR. DeWitt Ezell, Jr.	Director	February 27, 2015
/s/ MICHAEL P. HALEY Michael P. Haley	Director	February 27, 2015
/s/ MARGUERITE W. KONDRACKE Marguerite W. Kondracke	Director	February 27, 2015
/s/ JOHN E. MAUPIN, JR. John E. Maupin, Jr.	Director	February 27, 2015
/s/ OWEN G. SHELL, JR. Owen G. Shell, Jr.	Lead Director	February 27, 2015
/s/ REED V. TUCKSON Reed V. Tuckson	Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Bell Physician Practices, Inc.
	By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ JESS JUDY Jess Judy	President, Director	February 27, 2015
/s/ JEREMY CLARK Jeremy Clark	Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Brim Hospitals, Inc.
	By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Care Health Company, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Clinch Valley Medical Center, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ JEFFREY G. SERAPHINE Jeffrey G. Seraphine	President, Director	February 27, 2015
/s/ THOMAS H. BUTLER, JR. Thomas H. Butler, Jr.	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Community Hospital of Andalusia, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Dodge City Healthcare Partner, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Historic LifePoint Hospitals, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Kansas Healthcare Management Company, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Kentucky Physician Services, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ JESS N. JUDY Jess N. Judy	President, Director	February 27, 2015
/s/ JEREMY D. CLARK Jeremy D. Clark	Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint Acquisition Corp.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint Asset Management Company, Inc.

By:	/s/ MARY S. STAWIKEY Mary S. Stawikey President

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MARY S. STAWIKEY Mary S. Stawikey	President, Director	February 27, 2015
/s/ DARRYL E. SMITH Darryl E. Smith	Secretary and Treasurer	February 27, 2015
/s/ PENNY BRAKE Penny Brake	Director	February 27, 2015
/s/ CHRISTOPHER J. MONTE Christopher J. Monte	Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint Hospitals Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint Medical Group—Hillside, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ JESS N. JUDY Jess N. Judy	President, Director	February 27, 2015
/s/ JEREMY D. CLARK Jeremy D. Clark	Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint RC, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint VA Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint WV Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Memorial Hospital of Martinsville & Henry

County Ambulatory Surgery Center, LLC

By: Sole Member

PHC-Martinsville, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ JEFFREY G. SERAPHINE Jeffrey G. Seraphine	President, Director	February 27, 2015
/s/ THOMAS H. BUTLER, JR. Thomas H. Butler, Jr.	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Mexia-Principal, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Palestine-Principal G.P., Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ R. SCOTT RAPLEE R. Scott Raplee	President, Director	February 27, 2015
/s/ JONATHAN C. WALL Jonathan C. Wall	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Palestine Principal Healthcare Limited Partnership

By: General Partner

Palestine-Principal G.P., Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ R. SCOTT RAPLEE R. Scott Raplee	President, Director	February 27, 2015
/s/ JONATHAN C. WALL Jonathan C. Wall	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Palestine Principal Healthcare Limited Partnership

By: Limited Partner

Principal Hospital Company of Nevada, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Aviation, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Belle Glade, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Cleveland, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ R. SCOTT RAPLEE R. Scott Raplee	President, Director	February 27, 2015
/s/ JONATHAN C. WALL Jonathan C. Wall	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Doctors' Hospital, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Elko, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE W. FRANTZ Steve W. Frantz	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Fort Mohave, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Fort Morgan, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE W. FRANTZ Steve W. Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Indiana, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Knox, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Lake Havasu, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Lakewood, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Las Cruces, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Los Alamos, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Louisiana, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Martinsville, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ JEFFREY G. SERAPHINE Jeffrey G. Seraphine	President, Director	February 27, 2015
/s/ THOMAS H. BUTLER, JR. Thomas H. Butler, Jr.	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Minden G.P., Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Morgan Lake, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Palestine, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ R. SCOTT RAPLEE R. Scott Raplee	President, Director	February 27, 2015
/s/ JONATHAN C. WALL Jonathan C. Wall	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Tennessee, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PRHC-Ennis G.P., Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Principal Hospital Company of Nevada, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Principal-Needles, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Province Healthcare Company

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Texas Specialty Physicians

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ JESS N. JUDY Jess N. Judy	President	February 27, 2015
/s/ PHILLIP JONES, M.D. Phillip Jones, M.D.	Director	February 27, 2015
/s/ KODY YERGER, M.D. Kody Yerger, M.D.	Director	February 27, 2015
/s/ JERRY W. SIMMONS, M.D. Jerry W. Simmons, M.D.	Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

West Virginia Management Services Organization, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ JEFFREY G. SERAPHINE Jeffrey G. Seraphine	President, Director	February 27, 2015
/s/ THOMAS H. BUTLER, JR. Thomas H. Butler, Jr.	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

REGISTRANTS (as listed on the attached Schedule I of Subsidiary Registrants)

By: Sole Member

LifePoint Hospitals Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

REGISTRANTS (as listed on the attached Schedule II of Subsidiary Registrants)

By: Sole Member

LifePoint Holdings 2, LLC

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

REGISTRANTS (as listed on the attached Schedule III of Subsidiary Registrants)

By: Sole Member

Province Healthcare Company

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Raleigh General Hospital, LLC

By: Sole Member

LifePoint WV Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Ashland Physician Services, LLC

By: Sole Member

PHC-Ashland, L.P.

By: General Partner

PHC-Tennessee, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Ashland Physician Services, LLC

By: Sole Member

PHC-Ashland, L.P.

By: Limited Partner

Principal Hospital Company of Nevada, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

HRMC, LLC

By: Sole Member

PHC-Lake Havasu, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Principal Knox, L.L.C

By: Sole Member

Principal Knox, L.P.

By: General Partner

PHC-Knox, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Kansas Healthcare Management Services, LLC

By: General Member

Kansas Healthcare Management Company, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

REGISTRANTS

Clinch Professional Physician Services, LLC

Clinch Valley Physicians Associates, LLC

Clinch Valley Pulmonology, LLC

Clinch Valley Urology, LLC

Orthopedics of Southwest Virginia, LLC

By: Sole Member

LifePoint VA Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Bartow Healthcare System, Ltd.

By: General Partner

Bartow General Partner, LLC

By: Managing Member

LifePoint Holdings 2, LLC

By: Member

LifePoint Hospitals Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Bartow Healthcare System, Ltd.

By: Limited Partner

Bartow Memorial Limited Partner, LLC

By: Managing Member

LifePoint Holdings 2, LLC

By: Member

LifePoint Hospitals Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint Corporate Services, General Partnership

By: Limited Partner

LifePoint CSLP, LLC

By: Sole Member

LifePoint Hospitals Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint Corporate Services, General Partnership

By: General Partner

HSCGP, LLC

By: Sole Member

LifePoint Hospitals Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint of Georgia, Limited Partnership

By: Limited Partner

LifePoint Hospitals Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

LifePoint of Georgia, Limited Partnership

By: General Partner

LifePoint of GAGP, LLC

By: Managing Member

LifePoint Holdings 2, LLC

By: Member

LifePoint Hospitals Holdings, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Mexia Principal Healthcare Limited Partnership

By: General Partner

Mexia-Principal, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

REGISTRANTS
Mexia Principal Healthcare Limited Partnership
PHC-Ashland, L.P.
PRHC-Ennis, L.P.
By: Limited Partner
Principal Hospital Company of Nevada, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Ashland, L.P.
By: General Partner
PHC-Tennessee, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Charlestown, L.P.
By: General Partner
PHC-Indiana, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Charlestown, L.P.

By: Limited Partner

PHC Hospitals, LLC

By: Sole Member

Province Healthcare Company

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Minden, L.P.

By: General Partner

PHC-Minden G.P., Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

REGISTRANTS

PHC-Minden, L.P.

PHC-Opelousas, L.P.

By: Limited Partner

PHC-Louisiana, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Morgan City, L.P.

By: General Partner

PHC-Lakewood, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Morgan City, L.P.

By: Limited Partner

PHC-Morgan Lake, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PHC-Opelousas, L.P.

By: General Partner

PHC-Doctors' Hospital, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

PRHC-Ennis, L.P.

By: General Partner

PRHC-Ennis G.P., Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DONALD J. BIVACCA Donald J. Bivacca	President, Director	February 27, 2015
/s/ STEVE FRANTZ Steve Frantz	Chief Financial Officer, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Principal Knox, L.P.

By: General Partner

PHC-Knox, Inc.

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Principal Knox, L.P.

By: Limited Partner

Province Healthcare Company

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ DAVID M. DILL David M. Dill	President, Director	February 27, 2015
/s/ PAUL D. GILBERT Paul D. Gilbert	Executive Vice President, Director	February 27, 2015

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 27th day of February, 2015.

Zone, Incorporated

By:	/s/ MICHAEL S. COGGIN Michael S. Coggin Senior Vice President and Treasurer

              We, the undersigned directors and officers, do hereby severally constitute and appoint Paul D. Gilbert and Leif M. Murphy, and each of them severally, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL S. COGGIN Michael S. Coggin	Senior Vice President and Treasurer	February 27, 2015
/s/ R. SCOTT RAPLEE R. Scott Raplee	President, Director	February 27, 2015
/s/ JONATHAN C. WALL Jonathan C. Wall	Chief Financial Officer, Director	February 27, 2015

Schedule I: Registrants

AMERICA MANAGEMENT COMPANIES, LLC
LIFEPOINT BILLING SERVICES, LLC
By: LifePoint Corporate Services, General Partnership

ACQUISITION BELL HOSPITAL, LLC
AMG-CROCKETT, LLC
AMG-LIVINGSTON, LLC
AMG-LOGAN, LLC
AMG-SOUTHERN TENNESSEE, LLC
AMG-TRINITY, LLC
ANDALUSIA PHYSICIAN PRACTICES, LLC
ATHENS PHYSICIANS PRACTICE, LLC
ATHENS REGIONAL MEDICAL CENTER, LLC
ATHENS SURGERY CENTER PARTNER, LLC
BARTOW GENERAL PARTNER, LLC
BARTOW MEMORIAL LIMITED PARTNER, LLC
BELL JV, LLC
CLARK REGIONAL PHYSICIAN PRACTICES, LLC
COMMUNITY-BASED SERVICES, LLC
COMMUNITY MEDICAL, LLC
CROCKETT HOSPITAL, LLC
CROCKETT PHO, LLC
DANVILLE DIAGNOSTIC IMAGING CENTER, LLC
DANVILLE PHYSICIAN PRACTICES, LLC
DANVILLE REGIONAL MEDICAL CENTER, LLC
DLP PARTNER, LLC
DLP PARTNER CONEMAUGH, LLC
DLP PARTNER MARQUETTE, LLC
DLP PARTNER MEDWEST, LLC
DLP PARTNER TWIN COUNTY, LLC
DLP PARTNER WILSON RUTHERFORD, LLC
FAUQUIER PARTNER, LLC
GEORGETOWN REHABILITATION, LLC
HDP ANDALUSIA, LLC
HDP GEORGETOWN, LLC
HILLSIDE HOSPITAL, LLC
HSC MANAGER, LLC
HST PHYSICIAN PRACTICE, LLC
HTI GEORGETOWN, LLC
HTI PINELAKE, LLC
KANSAS HEALTHCARE MANAGEMENT SERVICES, LLC
KENTUCKY HOSPITAL, LLC
KENTUCKY MEDSERV, LLC
LAKELAND COMMUNITY HOSPITAL, LLC
LAKELAND PHYSICIAN PRACTICES, LLC
LHSC, LLC
LIFEPOINT OF GAGP, LLC
LIFEPOINT OF KENTUCKY, LLC
LIFEPOINT OF LAKE CUMBERLAND, LLC
LIFEPOINT PSO, LLC
LIVINGSTON REGIONAL HOSPITAL, LLC
LOGAN MEDICAL, LLC

MEADOWVIEW RIGHTS, LLC
MERCY PHYSICIAN PRACTICES, LLC
NASON MEDICAL CENTER, LLC
NASON PHYSICIAN PRACTICES, LLC
NORTHWEST MEDICAL CENTER-WINFIELD, LLC
NORTON PARTNER, LLC
NWMC-WINFIELD ANESTHESIA PHYSICIANS, LLC
NWMC-WINFIELD HOSPITALIST PHYSICIANS, LLC
NWMC-WINFIELD PHYSICIAN PRACTICES, LLC
OMNIPOINT SURGICAL ASSOCIATES, LLC
OPELOUSAS IMAGING CENTER PARTNER, LLC
PIEDMONT PARTNER, LLC
PORTAGE PARTNER, LLC
PUTNAM COMMUNITY MEDICAL CENTER, LLC
PUTNAM PHYSICIAN PRACTICES, LLC
RIVER PARISHES HOLDINGS, LLC
RIVER PARISHES HOSPITAL, LLC
RIVER PARISHES PARTNER, LLC
RIVER PARISHES PHYSICIAN PRACTICES, LLC
RIVERVIEW MEDICAL CENTER, LLC
RIVERVIEW PHYSICIAN PRACTICES, LLC
RUSSELLVILLE HOSPITAL, LLC
RUSSELLVILLE PHYSICIAN PRACTICES, LLC

SELECT HEALTHCARE, LLC
SMITH COUNTY MEMORIAL HOSPITAL, LLC
SOUTHERN TENNESSEE EMS, LLC
SOUTHERN TENNESSEE MEDICAL CENTER, LLC
SOUTHERN TENNESSEE PHO, LLC
SPRING VIEW HOSPITAL, LLC
SPRING VIEW PHYSICIAN PRACTICES, LLC
SPRINGHILL MEDICAL CENTER, LLC
SUMNER PHYSICIAN PRACTICES, LLC
SUMNER REAL ESTATE HOLDINGS, LLC
SUMNER REGIONAL MEDICAL CENTER, LLC
THM PHYSICIAN PRACTICE, LLC
TROUSDALE MEDICAL CENTER, LLC
TROUSDALE PHYSICIAN PRACTICES, LLC
VILLE PLATTE MEDICAL CENTER, LLC
WOODS MEMORIAL HOSPITAL, LLC
WYTHE COUNTY COMMUNITY HOSPITAL, LLC
WYTHE COUNTY PHYSICIAN PRACTICES, LLC
By: LifePoint Holdings 2, LLC

BARROW MEDICAL CENTER, LLC
INTEGRATED PHYSICIAN SERVICES, LLC
By: Lifepoint of Georgia, Limited Partnership

CASTLEVIEW HOSPITAL, LLC
CASTLEVIEW PHYSICIAN PRACTICE, LLC
By: Castleview Medical, LLC

DANVILLE REGIONAL MEDICAL CENTER SCHOOL OF HEALTH PROFESSIONS, LLC
TWO RIVERS PHYSICIAN PRACTICES, LLC
By: Danville Regional Medical Center, LLC

DODGE CITY HEALTHCARE GROUP, LLC
By: Western Plains Regional Hospital, LLC

LOGAN HEALTHCARE PARTNER, LLC
By: Logan General Hospital, LLC

OPELOUSAS PET/CT IMAGING CENTER, LLC
By: Opelousas Imaging Center Partner, LLC

PUTNAM AMBULATORY SURGERY CENTER, LLC
By: Putnam Community Medical Center, LLC

SST COMMUNITY HEALTH, L.L.C.
By: Sumner Regional Medical Center, LLC

WESTERN PLAINS PHYSICIAN PRACTICES, LLC
By: Dodge City Healthcare Group. LLC

ASHLEY VALLEY MEDICAL CENTER, LLC
ASHLEY VALLEY PHYSICIAN PRACTICE, LLC
CASTLEVIEW MEDICAL, LLC
GUYAN VALLEY HOSPITAL, LLC
HALSTEAD HOSPITAL, LLC
HSCGP, LLC
LANDER VALLEY PHYSICIAN PRACTICES, LLC
LIFEPOINT CSLP, LLC
LIFEPOINT HOLDINGS 2, LLC
LOGAN GENERAL HOSPITAL, LLC
POITRAS PRACTICE, LLC
RIVERTON ONCOLOGY PRACTICE, LLC
RIVERTON PHYSICIAN PRACTICES, LLC
RIVERTON MEMORIAL HOSPITAL, LLC
WESTERN PLAINS REGIONAL HOSPITAL, LLC

Schedule II: Registrants

AMG-HILLSIDE, LLC
By: Lifepoint Medical Group—Hillside, Inc.

BOURBON COMMUNITY HOSPITAL, LLC
BOURBON PHYSICIAN PRACTICE, LLC
BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC
GEORGETOWN COMMUNITY HOSPITAL, LLC
HCK LOGAN MEMORIAL, LLC
KENTUCKY MSO, LLC
LOGAN MEMORIAL HOSPITAL, LLC
LOGAN PHYSICIAN PRACTICE, LLC
MEADOWVIEW PHYSICIAN PRACTICE, LLC
MEADOWVIEW REGIONAL MEDICAL CENTER, LLC
PINELAKE PHYSICIAN PRACTICE, LLC
PINELAKE REGIONAL HOSPITAL, LLC
R. KENDALL BROWN PRACTICE, LLC
SILETCHNIK PRACTICE, LLC

WOODFORD HOSPITAL, LLC
By: Lifepoint of Kentucky, LLC

LAKE CUMBERLAND CARDIOLOGY ASSOCIATES, LLC
LAKE CUMBERLAND PHYSICIAN PRACTICES, LLC
LAKE CUMBERLAND REGIONAL HOSPITAL, LLC
LAKE CUMBERLAND REGIONAL PHYSICIAN HOSPITAL ORGANIZATION, LLC
LCMC MRI, LLC
LCMC PET, LLC
SOMERSET SURGERY PARTNER, LLC
By: Lifepoint of Lake Cumberland, LLC

LAMAR SURGERY CENTER, LP
THE MRI CENTER OF NORTHWEST ALABAMA, LLC
By: Northwest Medical Center-Winfield, LLC

Schedule III: Registrants

BOLIVAR PHYSICIAN PRACTICES, LLC
COLORADO PLAINS PHYSICIAN PRACTICES, LLC
LAS CRUCES CARDIOLOGY GROUP, LLC
LAS CRUCES ENDOSCOPY PARTNER, LLC
LAS CRUCES PHYSICIAN PRACTICES, LLC
LOS ALAMOS PHYSICIAN PRACTICES, LLC
MARTINSVILLE PHYSICIAN PRACTICES, LLC
MEMORIAL PROMPT CARE, LLC
MINDEN PHYSICIAN PRACTICES, LLC
NORTHEASTERN NEVADA PHYSICIAN PRACTICES, LLC
PHC HOSPITALS, LLC
PHC-SELMA, LLC
PRHC-ALABAMA, LLC
STARKE PHYSICIAN PRACTICES, LLC
VALLEY VIEW PHYSICIAN PRACTICES, LLC

PRINCIPAL KNOX, L.L.C.
By: Principal Knox, L.P.

SELMA DIAGNOSTIC IMAGING, LLC
By: PHC-Selma, LLC

VAUGHAN PHYSICIAN PRACTICES, LLC
By: PRHC-Alabama, LLC